EXHIBIT 10.1


                        COST CUTTERS FAMILY HAIR CARE(R)
                               FRANCHISE AGREEMENT

                                     BETWEEN

                 THE BARBERS, HAIRSTYLING FOR MEN & WOMEN, INC.
                          300 Industrial Boulevard N.E.
                          Minneapolis, Minnesota 55413
                                 (612) 331-8500
                               Fax: (612) 331-2821

                                       AND

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                              Name(s) of FRANCHISEE

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                                     Street

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               City                   State               Zip Code

               (        )
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               Area Code                                 Telephone

                              FRANCHISED LOCATION:

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                                     Street

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               City                   State               Zip Code

               (        )
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               Area Code                                 Telephone

                          DATE OF FRANCHISE AGREEMENT:

                           _____________________, ____

                        COST CUTTERS FAMILY HAIR CARE(R)

                               FRANCHISE AGREEMENT

                                      INDEX

ARTICLE  TITLE                                                              PAGE
-------  -----                                                              ----

   1     FRANCHISED LOCATION; GRANT OF FRANCHISE...............................2
   2     TERM; FRANCHISEE'S OPTION TO REACQUIRE FRANCHISE......................3
   3     COST CUTTERS' RIGHT TO LICENSE MARKS..................................4
   4     INITIAL FEE; APPROVAL OF FRANCHISEE...................................5
   5     CONTINUING FEES.......................................................6
   6     ADVERTISING...........................................................8
   7     QUALITY CONTROL, UNIFORMITY AND STANDARDS REQUIRED OF THE FRANCHISEE.11
   8     CONFIDENTIAL OPERATIONS MANUAL AND OTHER INFORMATION.................16
   9     COST CUTTERS' TERMINATION RIGHTS.....................................17
   10    FRANCHISEE'S TERMINATION RIGHTS......................................19
   11    FRANCHISEE'S OBLIGATIONS UPON TERMINATION OR EXPIRATION..............20
   12    FRANCHISEE'S COVENANTS NOT TO COMPETE................................21
   13    COST CUTTERS' RIGHT OF FIRST REFUSAL TO PURCHASE.....................23
   14    TRAINING PROGRAM; PRE-OPENING ASSISTANCE; OPENING ASSISTANCE.........26
   15    COST CUTTERS' OTHER OBLIGATIONS......................................27
   16    COST CUTTERS SIGN....................................................28
   17    INSURANCE............................................................28
   18    INDEPENDENT CONTRACTORS; INDEMNIFICATION.............................30
   19    FINANCIAL STATEMENTS; GROSS REVENUE REPORTS; FORMS AND ACCOUNTING....30
   20    ASSIGNMENT...........................................................32
   21    SITE SELECTION; STANDARD STORE LAYOUTS AND PLANS.....................34
   22    LEASE AS SECURITY; TERMINATION OF LEASE..............................35
   23    ARBITRATION..........................................................38
   24    ENFORCEMENT..........................................................40
   25    NOTICES..............................................................42
   26    ACKNOWLEDGMENTS......................................................42
   27    DISCLAIMER; FRANCHISEE'S LEGAL COUNSEL...............................44
   28    GOVERNING LAW; STATE MODIFICATIONS...................................45
   29    DEFINITIONS..........................................................45

PERSONAL GUARANTY
CONFIDENTIALITY AGREEMENT
AUTHORIZATION FOR DIRECT PAYMENT
LANDLORD'S CONSENT TO ASSIGNMENT OF LEASE

                        COST CUTTERS FAMILY HAIR CARE(R)

                               FRANCHISE AGREEMENT

THIS FRANCHISE AGREEMENT (this "Agreement") made, entered into and effective this _____ day of _______________, _______, by and between The Barbers, Hairstyling for Men & Women, Inc., a Minnesota corporation ("COST CUTTERS"), and ________________________________________________________ (the "FRANCHISEE");

                                   WITNESSETH:

WHEREAS, COST CUTTERS has developed and owns a distinctive business system for operating hairstyling businesses of a distinctive character with the name "Cost Cutters Family Hair Care(R)" (the "Business System" or the "Cost Cutters Business System") and has publicized the name "Cost Cutters Family Hair Care(R)", and other trademarks, trade names, service marks and commercial symbols to the public as an organization of hairstyling businesses operating under the Cost Cutters Business System; and

WHEREAS, COST CUTTERS represents that it has the right and authority to franchise the use of the names "Cost Cutters(R)", Cost Cutters Family Hair Care(R)" and certain other trademarks, trade names, service marks, logos and commercial symbols (the "Marks") for use in connection with hairstyling businesses operated in conformity with the Business System to selected persons or entities who will comply with COST CUTTERS' uniformity requirements and quality standards; and

WHEREAS, the FRANCHISEE desires to operate a Cost Cutters hairstyling business at the location designated in Article 1 of this Agreement which will conform to the uniformity requirements and quality standards established and promulgated from time to time by COST CUTTERS; and

WHEREAS, COST CUTTERS is willing to provide the FRANCHISEE with marketing, advertising, technology, operational and other business information, experience and "know how" about the Cost Cutters business that has been developed over time by COST CUTTERS at significant cost and expense; and

WHEREAS, the FRANCHISEE acknowledges that it would take substantial capital and human resources to develop a business similar to the Cost Cutters business and, as a consequence, the FRANCHISEE desires to acquire the right to use the Marks and the Business System and to own and operate a Cost Cutters business subject to and under the terms and conditions set forth in this Agreement; and

WHEREAS, the FRANCHISEE acknowledges that COST CUTTERS would not provide the FRANCHISEE with any business information or "know how" about the Cost Cutters Business System unless the FRANCHISEE agreed to comply with all of the terms and conditions of this Agreement and to pay the Initial Fee, the Continuing Fees, and the Advertising Fees specified in this Agreement; and

WHEREAS, the FRANCHISEE has had a full and adequate opportunity to be thoroughly advised of the terms and conditions of this Agreement by legal counsel or another adviser, and has had sufficient time to evaluate and investigate the Cost Cutters Business System, the financial investment requirements, and the business risks associated with owning and operating a Cost Cutters business;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement and for other good and valuable consideration, the parties hereby contract as follows:

                                    ARTICLE 1
                     FRANCHISED LOCATION; GRANT OF FRANCHISE

1.1 FRANCHISED LOCATION. COST CUTTERS grants to the FRANCHISEE a nonexclusive personal right to operate one Cost Cutters business in conformity with the Cost Cutters Business System (the "Cost Cutters Business" or the "Business") and further grants the FRANCHISEE a nonexclusive personal right to operate the Business using the name Cost Cutters Family Hair Care(R) at the following single location:

________________________________________________________________________________

________________________________________________________________________________

(the "Franchised Location"). This Agreement does not grant any exclusive territorial rights to the FRANCHISEE, and COST CUTTERS will have the right to open and operate, and to grant to other franchisees the right to open and operate, Cost Cutters businesses in conformity with the Business System using the Marks at locations anywhere.

1.2 FRANCHISED LOCATION NOT DETERMINED. In the event the Franchised Location has not yet been determined as of the date of this Agreement, then the geographical area in which the FRANCHISEE'S Cost Cutters Business is to be located will be described or defined in an exhibit signed by the parties and attached to this Agreement. At such time as the address of the Franchised Location is determined, then the address will be inserted into Article 1.1 of this Agreement.

1.3 RELOCATION. Notwithstanding any provisions of this Agreement to the contrary, the FRANCHISEE may, with the prior written approval of COST CUTTERS, relocate the Franchised Location to another location during the term of this Agreement if the proposed new location does not compete with any Cost Cutters business operated by COST CUTTERS or COST CUTTERS' Franchisees and the proposed new location is located within two (2) miles of the Franchised Location. The failure of the FRANCHISEE to obtain the written approval of COST CUTTERS prior to the relocation of the Franchised Location, or the failure to have the new location open for business within ten (10) business days after the Franchised Location is closed, will be a material breach of this Agreement. In the event the Franchised Location is relocated pursuant to this provision, the "new" location, including the real estate and the building, must comply with all applicable provisions of this Agreement and with COST CUTTERS' then-current specifications.

1.4 DESTRUCTION OF FRANCHISED LOCATION. In the event the Franchised Location is destroyed or rendered untenantable by fire, flood or other casualty, the term of this Agreement will be extended for a period of time equal to the period of time that the FRANCHISEE is unable to operate its Cost Cutters Business. If the Franchised Location is rebuilt, repaired or restored to tenantable condition by the owner of the premises, then the FRANCHISEE must resume business operations within twelve (12) months of the date that the premises are restored to tenantable condition by the owner. The FRANCHISEE'S failure to resume business operations within such twelve (12) month period will constitute abandonment of the Business. If the premises are not restored by the owner, then the FRANCHISEE must relocate the Franchised Location pursuant to Article 1.3.

1.5 CONDITIONS TO FRANCHISE. The FRANCHISEE undertakes the obligation to operate a Cost Cutters hairstyling Business at the Franchised Location under the Cost Cutters Business System using the name Cost Cutters Family Hair Care(R) in strict compliance with the terms and conditions of this Agreement for the entire term of this Agreement. The rights and privileges granted to the FRANCHISEE

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by COST CUTTERS under this Agreement are applicable only to the Franchised
Location, are personal in nature, and may not be used elsewhere or at any other location by the FRANCHISEE.

1.6 PERSONAL LICENSE. The FRANCHISEE will not have the right to franchise, subfranchise, license or sublicense its rights under this Agreement. The FRANCHISEE will not assign or transfer its rights under this Agreement, except as specifically provided for in this Agreement.

                                    ARTICLE 2
                TERM; FRANCHISEE'S OPTION TO REACQUIRE FRANCHISE

2.1 TERM. The term of this Agreement will be for fifteen (15) years, commencing on the date set forth on Page F-1 of this Agreement. This Agreement will not be considered executed and will not be enforceable until: (A) it has been signed by COST CUTTERS and the FRANCHISEE, and, if the FRANCHISEE is a corporation or partnership, the personal guarantors; and (B) the signed Agreement has been delivered to the FRANCHISEE.

2.2 RIGHTS UPON EXPIRATION. At the expiration of the term of this Agreement, the FRANCHISEE will have the option to reacquire the franchise for the Franchised Location pursuant to Article 2.3 of this Agreement.

2.3 CONDITIONS TO OPTION. At the end of the term of this Agreement, the FRANCHISEE will have the option to reacquire the franchise for the Franchised Location provided that the following conditions have been met: (A) the FRANCHISEE has given COST CUTTERS written notice at least one hundred eighty
(180) days prior to the end of the term of this Agreement of its commitment to reacquire the franchise for the Franchised Location; (B) during the term of this Agreement, the FRANCHISEE has complied with all of the material terms and conditions of this Agreement and has complied with COST CUTTERS' material operating and quality standards and procedures; (C) all monetary obligations owed by the FRANCHISEE to COST CUTTERS have been paid or satisfied prior to the end of the term of this Agreement, and have been timely met throughout the term of this Agreement; (D) the FRANCHISEE has agreed, in writing, to make the reasonable capital expenditures necessary to remodel, modernize, upgrade and redecorate the Franchised Location and to replace and update the furniture, fixtures, supplies, equipment and techniques used in the FRANCHISEE'S Cost Cutters Business so that the FRANCHISEE'S Business will reflect the image portrayed by COST CUTTERS' then-current decor and specifications; (E) the FRANCHISEE agrees to execute and comply with the then-current standard Franchise Agreement then being offered to new Franchisees by COST CUTTERS subject further to the provisions of Article 2.4 of this Agreement; and (F) as of the date the FRANCHISEE exercises its option to reacquire the franchise for the Franchised Location, the FRANCHISEE either owns the Franchised Location or has the right to lease the Franchised Location or a new location as set forth in Article 1.3 for a term of at least three (3) years.

2.4 TERMS OF OPTION. The FRANCHISEE will have the option to reacquire the franchise for the Franchised Location under the same terms and conditions then being offered to other Franchisees by COST CUTTERS under COST CUTTERS' then-current standard Franchise Agreement. If the FRANCHISEE exercises its right to reacquire the franchise for the Franchised Location and executes the then-current standard Franchise Agreement, the FRANCHISEE will not be required to pay the Initial Fee, if any, specified in the then-current standard Franchise Agreement. However, the FRANCHISEE will be required to pay the Continuing Fees, Advertising Fees and any other fees or charges at the rates specified in the then-current standard Franchise Agreement, and must comply with all other terms and conditions of COST CUTTERS' then-current standard Franchise Agreement. The FRANCHISEE acknowledges that the terms, conditions and economics of the then-current standard Franchise Agreement of COST

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CUTTERS may, at that time, vary in substance and form from the terms, conditions and economics of this Agreement.

                                    ARTICLE 3
                      COST CUTTERS' RIGHT TO LICENSE MARKS

3.1 LICENSE OF MARKS. COST CUTTERS warrants that, except as provided for herein, it has the right to license the name Cost Cutters Family Hair Care(R) and the other Marks and the Business System to the FRANCHISEE. Any and all improvements made by the FRANCHISEE relating to the Marks or the Business System will become the sole and absolute property of COST CUTTERS who will have the sole and exclusive right to register and protect all such improvements in its name in accordance with applicable law. The FRANCHISEE'S right to use and identify with the Marks and the Business System will exist concurrently with the term of this Agreement and such use by the FRANCHISEE will inure exclusively to the benefit of COST CUTTERS.

3.2 CONDITIONS TO LICENSE OF MARKS. The FRANCHISEE agrees that its nonexclusive personal right to use the name Cost Cutters Family Hair Care(R) as the name of the FRANCHISEE'S Business, and its right to use the Marks and the Business System, apply only to the Cost Cutters Business operated at the Franchised Location and only so long as the FRANCHISEE will fully perform and comply with all of the conditions, terms and covenants of this Agreement. The FRANCHISEE will not have or acquire any rights in any of the Marks or the Business System other than the right of use as provided herein. The FRANCHISEE will have the right to use the Marks and the Business System only in the manner prescribed, directed and approved by COST CUTTERS in writing and will not have the right to use the Marks in connection with the sale of any products or services other than those prescribed or approved by COST CUTTERS. If, in the judgment of COST CUTTERS, the acts of the FRANCHISEE infringe upon or demean the goodwill, standards of uniformity or quality, or business image associated with the Marks or the Business System, then the FRANCHISEE will, upon written notice from COST CUTTERS, immediately modify its use of the Marks and the Business System in the manner prescribed by COST CUTTERS in writing. Any and all goodwill associated with the Marks and the Business System will inure exclusively to COST CUTTERS' benefit and, upon the expiration or termination of this Agreement, no monetary amount will be assigned as attributable to any goodwill associated with the FRANCHISEE'S use of the Marks or the Business System. The FRANCHISEE will at no time take any action whatsoever to contest the validity or ownership of the Marks and the goodwill associated therewith and will not allege any ownership in the Marks.

3.3 ADVERSE CLAIMS. If there is a claim by any party that its rights to the Marks are superior to those of COST CUTTERS and if COST CUTTERS' legal counsel opines that such claim is legally meritorious, or if there is an adjudication by a Court of competent jurisdiction that any party's rights to the Marks are superior to those of COST CUTTERS, then upon receiving written notice from COST CUTTERS, the FRANCHISEE will, at its expense, immediately make all changes and amendments to the Marks as may be specified by COST CUTTERS. If so specified, the FRANCHISEE will immediately cease using the Marks, and will, as soon as reasonably possible, commence using the new trademarks, trade names, service marks, logos and commercial symbols designated by COST CUTTERS in writing. The FRANCHISEE will not make any changes or amendments whatsoever to the Marks or the Business System unless approved or specified in advance by COST CUTTERS in writing.

3.4 DEFENSE OR ENFORCEMENT OF RIGHTS TO MARKS. The FRANCHISEE will have no right to and will not defend or enforce any rights associated with the licensed Marks or the Business System in any Court or other proceedings for or against imitation, infringement, prior use, or for any other claim or allegation. The FRANCHISEE will give COST CUTTERS immediate written notice of any and all claims or complaints made against or associated with the licensed Marks or the Business System and will, without compensation for its time and at its expense, cooperate in all respects with COST CUTTERS in any lawsuits or other proceedings involving the Marks or the Business System. COST CUTTERS will have the sole and absolute right to determine whether it will commence or defend any litigation involving the Marks or the Business

System, and the cost and expense of all litigation incurred by COST CUTTERS, including attorneys' fees, specifically relating to the Marks or the Business System will be paid by COST CUTTERS.

3.5 FRANCHISEE'S RIGHT TO PARTICIPATE IN LITIGATION. The FRANCHISEE may, at its expense, retain an attorney to represent it individually in all litigation and Court proceedings involving the Marks or the Business System, and will do so with respect to matters involving only the FRANCHISEE; however, COST CUTTERS and its legal counsel will control and conduct all litigation involving the Marks, the Business System and the rights of COST CUTTERS. Except as expressly provided for herein, COST CUTTERS will have no liability to the FRANCHISEE for any costs that the FRANCHISEE may incur in any litigation, and the FRANCHISEE will pay for all costs, including attorneys' fees, that it may incur in any litigation or proceeding arising as a result of the matters referred to under this Article, unless it tenders the defense to COST CUTTERS in a timely manner pursuant to and in accordance with Article 3.6.

3.6 TENDER OF DEFENSE BY FRANCHISEE. If the FRANCHISEE is named as a defendant or party in any action involving the Marks or the Business System and if the FRANCHISEE is named as a defendant or party solely because the plaintiff is alleging that the FRANCHISEE does not have the right to use the Marks or the Business System licensed by COST CUTTERS to the FRANCHISEE at the Franchised Location pursuant to this Agreement, then the FRANCHISEE will have the right to tender the defense of the action to COST CUTTERS and COST CUTTERS will, at its expense, defend the FRANCHISEE in the action provided that the FRANCHISEE has tendered the defense of the action to COST CUTTERS within seven (7) days after receiving service of the pleadings or Summons and Complaint relating to the action. COST CUTTERS will indemnify and hold the FRANCHISEE harmless from any damages assessed against the FRANCHISEE in any actions resulting solely from the FRANCHISEE'S use of the Marks and the Business System at the Franchised Location if the FRANCHISEE has timely tendered the defense of the action to COST CUTTERS.

                                    ARTICLE 4
                       INITIAL FEE; APPROVAL OF FRANCHISEE

4.1 AMOUNT OF INITIAL FEE. The FRANCHISEE will pay COST CUTTERS an Initial Fee of _________________________________________________ Dollars ($_______________),
to be paid as indicated below (select one):

______ A. Dollars ($ ) of the Initial Fee will be due and payable on the date this Agreement is executed by the FRANCHISEE, and the remaining balance of the Initial Fee will be due and payable on the earlier of: (i) ten
         (10) days prior to the date the FRANCHISEE commences initial business operations at its Cost Cutters Business; or (ii) on the date the FRANCHISEE'S furniture, fixtures and equipment are shipped to the FRANCHISEE.

______ B. If and only if the FRANCHISEE enters into equipment and Initial Fee leases with Evans Enterprises Leasing, Inc. for the equipment and Initial Fee utilized in and applicable to the Franchised Location (the "Evans Leases"), the Initial Fee will be due to COST CUTTERS in accordance with terms substantially identical to those terms of the Evans Leases applicable to the Initial Fee. Should any default occur by the FRANCHISEE in the payment of any sums due under the Evans Leases or any sums due under this Article 4.1(B), or should any default by the FRANCHISEE occur under this Agreement, then the entire unpaid balance of the Initial Fee shall be immediately due and payable in full without further notice. Notwithstanding the provisions of Article 4.3 below or any other provision of this Agreement to the contrary, the Initial Fee is not refundable to the FRANCHISEE.

______ C. The entire amount of the Initial Fee will be due and payable on the date this Agreement is executed by the FRANCHISEE.

The Initial Fee payable by the FRANCHISEE is payment to COST CUTTERS for costs incurred by COST CUTTERS in operating its business, including general sales and administrative costs, business overhead costs, travel costs, long distance telephone calls, training, public relations, advertising, marketing and promotion, legal and accounting fees, compliance with federal and state franchising and other laws, and for the initial services and opening assistance rendered to the FRANCHISEE described in this Agreement.

4.2 COST CUTTERS' RIGHT TO REJECT FRANCHISEE. COST CUTTERS will have the absolute, sole and unilateral right to reject this Agreement or the FRANCHISEE if COST CUTTERS determines that any financial, personal or other information provided by the FRANCHISEE to COST CUTTERS is materially false, misleading, incomplete or inaccurate or the FRANCHISEE (or the FRANCHISEE'S District Manager if one is employed) is not qualified or competent to properly operate the Cost Cutters Business because such person has not successfully completed COST CUTTERS' program or is deemed to be incapable of successfully completing COST CUTTERS' training program.

4.3 REFUND OF INITIAL FEE. In the event that the FRANCHISEE or this Agreement is rejected by COST CUTTERS pursuant to Article 4.2, then the Initial Fee, only if paid to COST CUTTERS under the provisions of Articles 4.1(A) or 4.1(C) above, will be refundable to the FRANCHISEE after deducting all reasonable administrative and out-of-pocket expenses incurred by COST CUTTERS including, but not limited to, executives' and employees' salaries, costs for the time of its employees, salespersons' commissions, marketing costs, training costs, attorneys' fees, accountants' fees, travel expenses and long distance telephone calls. The FRANCHISEE will be notified by COST CUTTERS in writing if either this Agreement or the FRANCHISEE is rejected by COST CUTTERS pursuant to Article 4.2. Except as specifically set forth in this Article 4.3, the Initial Fee payable by the FRANCHISEE pursuant to Article 4.1 will not be refundable to the FRANCHISEE.

                                    ARTICLE 5
                                 CONTINUING FEES

5.1 APPLICABLE CONTINUING FEES. The FRANCHISEE and COST CUTTERS acknowledge that as of the date of this Agreement, and including the Business operating pursuant to this Agreement, the FRANCHISEE owns and operates __________ Cost Cutters Businesses. Therefore, as of the date of this Agreement (make selection):
___________ Article 5.2 applies or ___________ Article 5.3 applies. It is understood and agreed that the foregoing selection of whether Articles 5.2 or
5.3 applies is binding only as of the date hereof and reflects the application of Articles 5.2 or 5.3 to the facts as they exist on the date hereof, and may change by the application of Articles 5.2 or 5.3 if the number of Businesses owned and operated by the FRANCHISEE changes after the date hereof.

5.2 AMOUNT OF CONTINUING FEES. In addition to the Initial Fee, the FRANCHISEE will, commencing on the day which is eighteen (18) weeks after the date that the FRANCHISEE commences business operations pursuant to this Agreement and continuing thereafter for the remaining term of this Agreement, pay COST CUTTERS weekly Continuing Fees equal to a percentage of the FRANCHISEE'S weekly Gross Revenues, as defined herein, which are received, billed or generated by, as a result of or from the FRANCHISEE'S Cost Cutters Business. For the first (1st) through the seventeenth (17th) weeks of the FRANCHISEE'S operation of its Cost Cutters Business pursuant to this Agreement, the FRANCHISEE will not be obligated to pay a Continuing Fee to COST CUTTERS. For the eighteenth (18th) through the thirty-fourth (34th) weeks of the FRANCHISEE'S operation of its Cost Cutters Business pursuant to this Agreement, the FRANCHISEE will pay COST CUTTERS a weekly Continuing Fee equal to four percent (4%) of the FRANCHISEE'S Gross Revenues. For the thirty-fifth (35th) and each subsequent week of the FRANCHISEE'S operation of its Cost Cutters Business for the balance of the remaining term of this Agreement, the FRANCHISEE will pay COST CUTTERS a weekly Continuing Fee equal to six percent (6%) of the FRANCHISEE'S Gross Revenues; provided, however, that commencing with the fifty-third (53rd) week of the FRANCHISEE'S operation of its Cost Cutters Business and continuing throughout the remaining term of this Agreement, the FRANCHISEE will pay COST CUTTERS a weekly Continuing Fee equal to the greater of six percent (6%) of the FRANCHISEE'S weekly Gross Revenues or One Hundred Dollars ($100) per week. The Continuing Fees paid to COST CUTTERS will not be refundable to the FRANCHISEE under any circumstances.

5.3 MULTI-SALON CONTINUING FEES. Notwithstanding any language to the contrary contained in Article 5.2 above, for so long as, but only so long as, the FRANCHISEE owns and operates ten (10) or more other (not including the Cost Cutters Business to be operated at the Franchised Location) Cost Cutters businesses, the FRANCHISEE will, commencing on the date the FRANCHISEE commences business operations pursuant to this Agreement and continuing thereafter for the remaining term of this Agreement, be obligated to pay to COST CUTTERS weekly Continuing Fees equal to four percent (4%) of the FRANCHISEE'S weekly Gross Revenues, as defined herein, which are received, billed or generated by, as a result of or from the FRANCHISEE'S Cost Cutters Business operated at the Franchised Location.

5.4 FRANCHISEE'S OBLIGATION TO PAY CONTINUING FEES. The Continuing Fees payable to COST CUTTERS under this Article will be calculated and paid to COST CUTTERS by the FRANCHISEE on a weekly basis during the entire term of this Agreement, and the FRANCHISEE'S failure to pay the weekly Continuing Fees to COST CUTTERS will be a material breach of this Agreement. The FRANCHISEE'S obligation to pay COST CUTTERS the weekly Continuing Fees under the terms of this Agreement will be absolute and unconditional and will remain in full force and effect until the term of this Agreement has expired. The FRANCHISEE will not have the right to "offset" and, as a consequence, the FRANCHISEE will timely pay all weekly Continuing Fees due COST CUTTERS under this Agreement regardless of any claims or allegations of liability for damages or other payments that the FRANCHISEE may allege against COST CUTTERS.

5.5 DATE PAYABLE. The weekly Continuing Fees payable by the FRANCHISEE must be paid to and received by COST CUTTERS on or before the close of business on Thursday of each week for the preceding week. The weekly Continuing Fees must be paid and submitted with the FRANCHISEE'S weekly report of Gross Revenues required under Article 19 of this Agreement.

5.6 INTEREST ON UNPAID CONTINUING FEES. If the FRANCHISEE fails to remit the weekly Continuing Fees due to COST CUTTERS by Thursday of each week for the previous week, as provided for in this Agreement, then the unpaid weekly Continuing Fees due to COST CUTTERS will bear interest at the maximum legal rate allowable in the state in which the FRANCHISEE'S Cost Cutters Business is located. In no event, however, will the rate of interest payable by the FRANCHISEE on the unpaid weekly Continuing Fees due COST CUTTERS under this Article exceed eighteen percent (18%) per annum simple interest even if the laws of that state permit a higher annual interest rate. If the FRANCHISEE does not submit a report of Gross Revenues pursuant to Article 19, then COST CUTTERS will have the right, in its sole discretion, to estimate the amount of the Continuing Fees payable by the FRANCHISEE, and the estimated unpaid weekly Continuing Fees will bear interest at the rate set forth above. The FRANCHISEE will pay COST CUTTERS for any and all costs incurred by COST CUTTERS in the collection of unpaid and past due Continuing Fee payments including, but not limited to, COST CUTTERS' actual attorneys' fees, deposition costs, expert witness fees, investigation costs, accounting fees, filing fees, and travel expenses.

                                    ARTICLE 6
                                   ADVERTISING

6.1 APPLICABLE ADVERTISING FEES. The FRANCHISEE and COST CUTTERS acknowledge that as of the date of this Agreement, and including the Business operated pursuant to this Agreement, the FRANCHISEE owns and operates __________ Cost Cutters Businesses. Therefore, as of the date of this Agreement (make selection): __________ Article 6.2 applies or __________ Article 6.3 applies. It is understood and agreed that the foregoing selection of whether Articles 6.2 or
6.3 applies is binding only as of the date hereof and reflects the application of Articles 6.2 or 6.3 to the facts as they exist on the date hereof, and may change by the application of Articles 6.2 or 6.3 if the number of Businesses owned and operated by the FRANCHISEE changes after the date hereof.

6.2 ADVERTISING FEES. The FRANCHISEE will pay COST CUTTERS weekly Advertising Fees equal to a percentage of the FRANCHISEE'S weekly Gross Revenues for deposit in an advertising fund which will be administered and controlled exclusively by COST CUTTERS. For the first (1st) through the seventeenth (17th) weeks of the FRANCHISEE'S operation of its Cost Cutters Business pursuant to this Agreement, the FRANCHISEE will pay to COST CUTTERS a weekly Advertising Fee equal to six percent (6%) of the FRANCHISEE'S Gross Revenues. For the eighteenth (18th) through the thirty-fourth (34th) weeks of the FRANCHISEE'S operation of its Cost Cutters Business pursuant to this Agreement, the FRANCHISEE will pay to COST CUTTERS a weekly Advertising Fee equal to five percent (5%) of the FRANCHISEE'S Gross Revenues. For the thirty-fifth (35th) and each subsequent week of the FRANCHISEE'S operation of its Cost Cutters Business pursuant to this Agreement for the balance of the remaining term of this Agreement, the FRANCHISEE will pay to COST CUTTERS a weekly Advertising Fee equal to four percent (4%) of the FRANCHISEE'S Gross Revenues. The FRANCHISEE'S failure to pay the Advertising Fees will be a material breach of this Agreement. COST CUTTERS will have the right to use the advertising fund monies, in its sole discretion, to purchase and pay for any services or products relating to advertising for Cost Cutters Franchisees, including the purchase of production materials, ad slicks, brochures, radio and television commercials, services provided by advertising agencies, market research and development costs, advertising and promotion development and production (including all costs relating to media costs for television, radio, newspaper, direct mail and point-of-purchase advertising, and all costs of collateral materials required for such advertising), creative costs, product research costs, all costs and expenses incurred in administering the advertising fund (including, but not limited to, salaries, travel expenses, office supplies, and related general and administrative expenses), and all other costs relating to the advertising and promotion of Cost Cutters Businesses. The use of the monies in the advertising fund and the administration of the advertising fund will be under the absolute direction and control of COST CUTTERS. COST CUTTERS will have the absolute right to determine, in its sole discretion, the advertising agencies that will be retained, the type, content and frequency of the advertising, and all other matters pertaining to the expenditures made by COST CUTTERS from the advertising fund. COST CUTTERS will have no fiduciary duty to the FRANCHISEE with respect to collection or expenditure of the Advertising Fees, and any advertising fund will not be a trust or escrow account. COST CUTTERS will not be required to contribute to the advertising fund; however, all Cost Cutters businesses that are owned and operated by COST CUTTERS will be required to contribute to the advertising fund in accordance with the terms of their respective Franchise Agreements. The Advertising Fees paid by the FRANCHISEE will not be refundable to the FRANCHISEE under any circumstances.

6.3 MULTI-SALON ADVERTISING FEES. Notwithstanding any language to the contrary contained in Article 6.2 above, for so long as, but only so long as, the FRANCHISEE owns and operates ten (10) or more other (not including the Cost Cutters Business to be operated at the Franchised Location) Cost Cutters businesses, the FRANCHISEE will, commencing on the date the FRANCHISEE commences business operations pursuant to this Agreement and continuing thereafter for the remaining term of this Agreement, pay to COST CUTTERS a weekly Advertising Fee equal to four percent (4%) of the FRANCHISEE'S weekly Gross Revenues, as defined herein, which are received, billed or generated by, as a result of or from the FRANCHISEE'S Cost Cutters Business operated at the Franchised Location.

6.4 COST CUTTERS' USE OF ADVERTISING FEES IN FRANCHISEE'S DMA. Commencing on the first day of October following the effective date of this Agreement, and continuing each year (October 1 through September 30) for the remaining term of this Agreement, COST CUTTERS will spend for advertising and promotion (including, but not limited to, advertising agency fees) in the FRANCHISEE'S Designated Market Area ("DMA"), as defined herein, at least fifty percent (50%) of the weekly Advertising Fees paid into the advertising fund by the FRANCHISEE.

6.5 DATE PAYABLE; INTEREST ON UNPAID ADVERTISING FEES. The weekly Advertising Fees must be paid directly to and received by COST CUTTERS on or before the close of business on Thursday of each week for the preceding week. Any Advertising Fees not paid by the FRANCHISEE as required herein will bear interest at the maximum legal rate applicable in the state in which the FRANCHISEE'S Cost Cutters Business is located. In no event, however, will the rate of interest payable by the FRANCHISEE on the unpaid balance due for Advertising Fees exceed eighteen percent (18%) per annum simple interest. If the FRANCHISEE does not submit a report of Gross Revenues pursuant to Article 19, then COST CUTTERS will have the right, in its sole discretion, to estimate the amount of the Advertising Fees payable by the FRANCHISEE, and the estimated unpaid weekly Advertising Fees will bear interest at the rate set forth above. The FRANCHISEE will pay COST CUTTERS for any and all costs incurred by COST CUTTERS in the collection of unpaid and past due Advertising Fee payments, including, but not limited to, COST CUTTERS' actual attorneys' fees, deposition costs, expert witness fees, investigation costs, accounting fees, filing fees and travel expenses. COST CUTTERS will have the right to collect unpaid Advertising Fees in its own name or on behalf of the advertising fund; however, all Advertising Fees collected will be deposited in the advertising fund.

6.6 LOCAL ADVERTISING. In addition to payment of the Advertising Fees required by Article 6.1 above, each quarter the FRANCHISEE must spend at least one percent (1%) of its Gross Revenues for approved local media advertising and promotion. All local media advertising and promotions conducted by the FRANCHISEE must conform to COST CUTTERS' standards for media advertising and promotions. On or before the tenth (10th) day following the end of each quarter, the FRANCHISEE will furnish to COST CUTTERS, in the form prescribed by COST CUTTERS, an accurate accounting of the FRANCHISEE'S previous quarter's expenditures for approved local media advertising and promotion. If the FRANCHISEE has failed to spend at least one percent (1%) of its Gross Revenues for approved local media advertising and promotion as required under this Article, then the FRANCHISEE will be required to deposit with COST CUTTERS the difference between one percent (1%) of its Gross Revenues and what it actually spent for such advertising, and this amount will be spent by COST CUTTERS in the FRANCHISEE'S area for any type of advertising or promotion that COST CUTTERS deems to be in the best interests of the FRANCHISEE'S Business.

6.7 LOCAL DMA ADVERTISING GROUP. At such time as there are two (2) or more Cost Cutters businesses (including the FRANCHISEE'S Cost Cutters Business) in the FRANCHISEE'S DMA, COST CUTTERS will have the right to require that the FRANCHISEE become a member of, participate in, and contribute to a local DMA advertising group that will conduct and administer media advertising and promotions in the FRANCHISEE'S DMA. Each local DMA advertising group will have a membership with equal representation for each Cost Cutters business in the DMA, including the Cost Cutters businesses owned and operated in the DMA by COST CUTTERS. The costs for the media advertising and promotions conducted by the local DMA advertising group will be allocated among and paid by the members of the local DMA advertising group, based either on a percentage of Gross Revenues or on a pro rata basis, the selection of which method to be determined by the majority of the members of the local DMA advertising group. Payments to the local DMA advertising group by the FRANCHISEE for media advertising and promotion will be applied to the quarterly media advertising and promotional expenditures required under Article 6.6 above. However, the FRANCHISEE must contribute its proportionate share of the costs for the local media advertising and promotions conducted by the local DMA advertising group, as determined by the majority of its members in accordance with the method of allocation set forth above, even if this amount exceeds one percent (1%) of the FRANCHISEE'S Gross Revenues. Notwithstanding the foregoing, for the first (1st) through the thirty-fourth (34th) weeks of the FRANCHISEE'S operation of its Cost Cutters Business pursuant to this Agreement, the FRANCHISEE will not be obligated to pay any portion of the costs for media advertising and promotions conducted by the local DMA advertising group.

6.8 ALTERNATE USE OF ADVERTISING FEES. If a local DMA advertising group is established for the FRANCHISEE'S DMA, COST CUTTERS may, as an alternative to the advertising and promotional expenditures required to be made by COST CUTTERS in the FRANCHISEE'S DMA pursuant to Article 6.2 above, contribute this amount to the local DMA advertising group for the FRANCHISEE'S DMA.

6.9 YELLOW PAGES ADVERTISING. The FRANCHISEE will, at its expense, be required to advertise continually in the Yellow Pages of the local telephone directories using trademark listings or display formats approved by COST CUTTERS under an appropriate listing that is in compliance with the laws of the state in which the Franchised Location is located including, but not limited to, "Barbers" or "Beauty". Expenditures by the FRANCHISEE for Yellow Pages advertising will be in addition to all other advertising requirements set forth in this Agreement.

6.10 GRAND OPENING ADVERTISING. The FRANCHISEE will be required to spend a minimum of Five Thousand Dollars ($5,000) to implement and conduct grand opening advertising, marketing, public relations and promotional programs for its Cost Cutters Business which have been approved by COST CUTTERS in writing. Expenditures by the FRANCHISEE for grand opening advertising may be applied to the quarterly local media advertising and promotional expenditures required pursuant to Article 6.4 of this Agreement.

6.11 LOCAL DMA RECRUITING GROUP. At such time as there are two (2) or more Cost Cutters businesses (including the FRANCHISEE'S Cost Cutters Business) in the FRANCHISEE'S DMA, COST CUTTERS will have the right to require that the FRANCHISEE become a member of, participate in, and contribute to a local DMA stylist recruiting group that will implement a program for the recruitment of qualified hair stylists for all Cost Cutters businesses in the FRANCHISEE'S DMA. Although the DMA stylist recruiting group will be separate from the local DMA advertising group, membership in, and allocation and payment of expenses of, the local DMA stylist recruiting group will be determined in accordance with the guidelines applicable to the local DMA advertising group, as set forth in
Article 6.7 above. Expenditures by the FRANCHISEE for local DMA stylist recruiting expenses will be in addition to all other advertising requirements set forth in this Agreement.

                                    ARTICLE 7
                    QUALITY CONTROL, UNIFORMITY AND STANDARDS
                           REQUIRED OF THE FRANCHISEE

COST CUTTERS will promulgate, from time to time, uniform standards of quality and service regarding the business operations of the FRANCHISEE'S Cost Cutters Business so as to protect and maintain (for the benefit of all Cost Cutters Franchisees and COST CUTTERS) the distinction, valuable goodwill and uniformity represented and symbolized by the Marks and the Business System. Accordingly, to insure that all Cost Cutters franchisees will maintain the uniform requirements and quality standards for products and services associated with the Marks and the Business System, the FRANCHISEE agrees to maintain the uniformity and quality standards required by COST CUTTERS for all products and services and agrees to comply with the provisions of this Article to assure the public that all Cost Cutters businesses will be uniform in nature and will sell and dispense quality products and services:

7.1 IDENTIFICATION OF BUSINESS. The FRANCHISEE will operate its business so that it is clearly identified and advertised as a Cost Cutters Business. However, the style and form of the words Cost Cutters Family Hair Care(R) in any advertising, marketing, public relations, telemarketing or promotional program must have the prior written approval of COST CUTTERS and must conform to COST CUTTERS' standards and requirements for use of the Marks. The FRANCHISEE will use the name Cost Cutters Family Hair Care(R) and all graphics commonly associated with the Marks which now or hereafter may form a part of COST CUTTERS' Business System on all paper supplies, furnishings, advertising materials, signs, stationery, business cards and other articles in the identical combination and manner prescribed by COST CUTTERS in writing. The FRANCHISEE will, at its expense, comply with all notices of registration required by COST CUTTERS and will, at its expense, comply with any other trademark, trade name, service mark, copyright, patent or other notice marking requirements that are required by COST CUTTERS or by applicable law.

7.2 IDENTIFICATION AS FRANCHISEE. The FRANCHISEE will not use the words Cost Cutters Family Hair Care(R) or any combination of these words in its corporate, partnership or sole proprietorship name. The FRANCHISEE will hold itself out to the public as an independent contractor operating its Cost Cutters Business pursuant to a franchise from COST CUTTERS. The FRANCHISEE will clearly indicate on its business checks, stationery, purchase orders, business cards, receipts, promotional materials and other written materials that the FRANCHISEE is a Cost Cutters Franchisee. The FRANCHISEE will display a sign, to be provided by COST CUTTERS, at the Franchised Location which is clearly visible to the general public indicating that the Business is independently owned and operated as a franchised business. The FRANCHISEE will file for a Certificate of Assumed Name in the manner required by law so as to notify the public that the FRANCHISEE is operating the franchised Cost Cutters Business as an independent business pursuant to this Agreement.

7.3 SIGNS. The FRANCHISEE will display only the approved Cost Cutters Sign (the "Sign") and will not use or display any other signs of any kind or nature without the express prior written approval of COST CUTTERS.

7.4 ADVERTISING MATERIALS. The FRANCHISEE will use only approved advertising and promotional materials for the advertising and promotions conducted by the FRANCHISEE. The FRANCHISEE must obtain written approval from COST CUTTERS prior to using any other advertising or promotional materials.

7.5 COMPLIANCE WITH STANDARD STORE LAYOUTS AND PLANS. The Franchised Location and the FRANCHISEE'S business premises must conform to COST CUTTERS' approved store layouts, floor plans, specifications, exterior and interior decorating designs and color schemes. The

FRANCHISEE will not make any architectural, structural, design or decorating changes to the interior or exterior of the Franchised Location without COST CUTTERS' prior written approval. The FRANCHISEE will be solely responsible for ascertaining and insuring that the Franchised Location and the business premises are construed or remodeled according to all applicable local, state and federal laws, ordinances, statutes and building codes, including compliance with the Americans with Disabilities Act. The furniture, fixtures, supplies and equipment used in the Franchised Location must conform to the quality standards and uniform requirements established by COST CUTTERS from time to time.

7.6 PERIODIC REMODELING. The FRANCHISEE will be required to periodically make the reasonable capital expenditures necessary to remodel, modernize and redecorate the Franchised Location and the FRANCHISEE'S business premises, and to replace and modernize the FRANCHISEE'S furniture, fixtures, supplies and equipment so that the Franchised Location and the FRANCHISEE'S business premises will reflect the then-common image intended to be portrayed by COST CUTTERS ("remodeling"). All remodeling of the Franchised Location and the FRANCHISEE'S business premises must be done in accordance with the standards and specifications as prescribed by COST CUTTERS from time to time and with the prior written approval of COST CUTTERS. All replacements for the furniture, fixtures, supplies and equipment must conform to COST CUTTERS' then-current quality standards and must be approved by COST CUTTERS in writing. The FRANCHISEE will begin remodeling the Franchised Location within three (3) months from the date that the FRANCHISEE receives written notice from COST CUTTERS specifying the required remodeling and will diligently complete such remodeling within a reasonable time after its commencement. Except as provided in Article
7.12 of this Agreement, the FRANCHISEE will not be required to remodel the Franchised Location or to replace and modernize its furniture, fixtures, supplies and equipment more than once every five (5) years during the term of this Agreement. The FRANCHISEE'S failure to comply with the requirements of this
Article 7.6 will be a material breach of this Agreement.

7.7 USE OF MARKS AND BUSINESS SYSTEM. The FRANCHISEE will use the Marks and the Business System in strict compliance with the quality standards, moral and ethical standards, operating procedures, specifications, requirements and instructions required by COST CUTTERS, which may be amended and supplemented by COST CUTTERS from time to time.

7.8 PRODUCTS AND SERVICES. The FRANCHISEE will offer for sale all, but only those, products and services prescribed and approved by COST CUTTERS in writing. The FRANCHISEE will purchase and carry the full line of COST CUTTERS' exclusive brand shampoos, conditioners, finishing products and other hair care products at such minimum levels as may be established by COST CUTTERS. The FRANCHISEE acknowledges and agrees that it will either: (A) execute and deliver to COST CUTTERS such sales tax exemption certificates or other documents as may be reasonably required by COST CUTTERS to establish that the FRANCHISEE'S purchase of such products from COST CUTTERS is exempt from any and all sales, use or excise taxes; or (B) pay COST CUTTERS the amount of any sales, use or excise taxes applicable to the FRANCHISEE'S purchase of such products. The FRANCHISEE will conform to all customer service standards prescribed by COST CUTTERS in writing. The FRANCHISEE will have the absolute right to sell all products and services at whatever prices and on whatever terms it deems appropriate. The FRANCHISEE will only sell the approved products and services to the FRANCHISEE'S retail customers at the Franchised Location and will not sell any products or services at retail or wholesale at or from any other location.

7.9 COST CUTTERS IMAGE. The FRANCHISEE acknowledges that the image intended to be portrayed by COST CUTTERS is that of a chain of hairstyling businesses that cater to cost conscious, value-minded customers who are seeking reasonably priced hair care services and products. Consequently, the FRANCHISEE will sell only those products that comply with the image portrayed by COST CUTTERS for Cost Cutters businesses and the FRANCHISEE will not offer for sale in its Cost

Cutter Business "expensive" (as determined by COST CUTTERS) hair care products or other products that are inconsistent with the Cost Cutters image and that have not been approved by COST CUTTERS in writing.

7.10 OPERATIONS MANUAL. COST CUTTERS will provide the FRANCHISEE with one copy of COST CUTTERS' confidential Operations Manual (the "Manual"). The FRANCHISEE will conform to the common image and identity created by the products and services associated with Cost Cutters businesses which are portrayed and described by the Manual, and the FRANCHISEE will conform to all changes and modifications made to the Manual by COST CUTTERS and provided to the FRANCHISEE that are deemed necessary by COST CUTTERS to: (A) improve the standards of service and products offered for sale to the public under the Business System;
(B) protect the goodwill associated with the Marks; (C) improve the operation of the FRANCHISEE'S Cost Cutters Business; or (D) maintain the product and service consistency required by COST CUTTERS. COST CUTTERS reserves the right to revise the Manual at any time during the term of this Agreement. The Manual and all written supplements, changes and modifications to the Manual are confidential in all respects and are and will remain the sole and exclusive property of COST CUTTERS. The FRANCHISEE will not use the Manual or any information contained therein in connection with the operation of any other business or for any purpose other than the operation of the FRANCHISEE'S Cost Cutters Business.

7.11 APPROVED SUPPLIERS. The FRANCHISEE will purchase from suppliers approved in writing by COST CUTTERS all products, goods, merchandise, supplies, sundries, toiletries, grooming aids, furniture, fixtures, equipment and services (sometimes referred to in this Agreement as "goods and services") to be used or sold by the FRANCHISEE in conjunction with the operation of its Cost Cutters Business which COST CUTTERS determines meet the standards of quality and uniformity required to protect the valuable goodwill and uniformity symbolized by and associated with the Marks and the Business System. The FRANCHISEE will have the right and option to purchase all goods and services from other or outside suppliers provided that such goods and services conform in quality to COST CUTTERS' standards and specifications. If the FRANCHISEE desires to purchase any goods and services from other suppliers, then, if requested by COST CUTTERS, the FRANCHISEE will submit samples, specifications, and information regarding the manufacturer to COST CUTTERS for review to determine whether the goods and services comply with COST CUTTERS' standards and specifications. Any expenses incurred by COST CUTTERS in evaluating unapproved products will be paid by the FRANCHISEE. The written approval of COST CUTTERS must be obtained by the FRANCHISEE prior to the time that any previously unapproved goods and services are used or sold at the FRANCHISEE'S Cost Cutters Business. All such goods and services must be those classified as "professional" goods and services sold or provided only in professional hair salons.

7.12 REPAIR AND MAINTENANCE. The FRANCHISEE will, at its expense, repair, paint and keep in a clean and sanitary condition the interior, the exterior and, where applicable, the grounds of the Franchised Location and the FRANCHISEE'S business premises, and will replace all floor coverings, wall coverings, light fixtures, curtains, blinds, shades, furniture, room furnishings, wall hangings, fixtures and other decor items as such items become worn-out, soiled or are in disrepair. All equipment will be kept in good working order by the FRANCHISEE at all times and will meet COST CUTTERS' quality standards. All replacement equipment must comply with COST CUTTERS' then-current standards and specifications.

7.13 COMPLIANCE WITH APPLICABLE LAWS. The FRANCHISEE will, at its expense, comply with all applicable federal, state, city, local and municipal laws, ordinances, rules and regulations pertaining to the operation of the FRANCHISEE'S Business, including all laws relating to employees and to the regulation of barbers and cosmetologists and all applicable federal and state environmental laws. The FRANCHISEE will, at its expense, be absolutely and exclusively responsible for determining the licenses and permits required by law for the FRANCHISEE'S Business, for qualifying for and obtaining all such licenses and permits, and for maintaining all such licenses and permits in full force and effect.

7.14 PAYMENT OF OBLIGATIONS. The FRANCHISEE must timely pay all of its noncontested and liquidated obligations and liabilities due and payable to COST CUTTERS, and to suppliers, lessors and creditors of the FRANCHISEE. The FRANCHISEE'S failure to timely pay all such obligations will be a material breach of this Agreement.

7.15 PAYMENT OF TAXES. The FRANCHISEE will be absolutely and exclusively responsible and liable for filing all required tax returns and for the prompt payment of all federal, state, city and local taxes including, but not limited to, individual and corporate income taxes sales and use taxes, franchise taxes, gross receipts taxes, employee withholding taxes, F.I.C.A. taxes and personal property and real estate taxes payable in connection with the FRANCHISEE'S Business. COST CUTTERS will have no liability for these or any other taxes and the FRANCHISEE will indemnify COST CUTTERS for any such taxes that may be assessed or levied against COST CUTTERS which arise or result from the FRANCHISEE'S Cost Cutters Business. It is expressly understood and agreed by the Personal Guarantors to this Agreement that their personal guaranty applies to the prompt filing of all returns and the prompt payment of all taxes which arise or result from the FRANCHISEE'S Cost Cutters Business.

7.16 REIMBURSEMENT OF COST CUTTERS FOR TAXES. In the event any "franchise" or other tax (other than income taxes) which is based upon the Gross Revenues, receipts, sales, business activities or operation of the FRANCHISEE'S Business is imposed upon COST CUTTERS by any taxing authority, then the FRANCHISEE will reimburse COST CUTTERS in an amount equal to the amount of such taxes and related costs imposed upon and paid by COST CUTTERS. The FRANCHISEE will be notified in writing when COST CUTTERS is entitled to reimbursement for the payment of such taxes and, in that event, the FRANCHISEE will pay COST CUTTERS the amount specified in the written notice within ten (10) days of receipt of the written notice.

7.17 BUSINESS HOURS; PERSONNEL. The FRANCHISEE'S Cost Cutters Business will be open for business on such days and for such hours as COST CUTTERS may designate. The FRANCHISEE will, during business hours, have a salon manager on duty who is responsible for supervising the employees and the business operations of the FRANCHISEE'S Business. The FRANCHISEE will have a sufficient number of adequately trained and competent personnel on duty at all times to guarantee efficient service to the FRANCHISEE'S customers. The FRANCHISEE will require its employees to wear the standard attire or uniforms approved by COST CUTTERS. All persons employed by the FRANCHISEE must practice good personal hygiene and must wear clean and neat attire or uniforms. The FRANCHISEE must employ at least one
(1) full-time person (a "District Manager") for each six (6) Cost Cutters Businesses owned and operated by the FRANCHISEE. Each District Manager will be responsible for the operation and administration of up to six (6) Cost Cutters Businesses under his or her supervision and control, including supervision of the salon managers and assistant managers. The District Managers must devote their full time and attention to administering and overseeing the operations of the FRANCHISEE'S Cost Cutters Businesses. All District Managers must attend and successfully complete the training program required by COST CUTTERS, and be certified and approved by COST CUTTERS in writing.

7.18 COST CUTTERS' INSPECTION RIGHTS. COST CUTTERS will have the absolute right to inspect and take photographs and videotapes of the interior and exterior of the Franchised Location at all reasonable times during business hours, to interview the FRANCHISEE'S employees, to examine representative samples of all goods and equipment sold or used at the FRANCHISEE'S Cost Cutters Business, and to evaluate the quality of the services provided by the FRANCHISEE to its customers. COST CUTTERS will have the right to use all photographs and videotapes of the FRANCHISEE'S Cost

Cutters Business for such purposes as COST CUTTERS deems appropriate including, but not limited to, use in advertising, marketing and promotional materials, and as evidence in any court or arbitration proceeding. The FRANCHISEE will not be entitled to, and hereby expressly waives, any right that it may have to be compensated by COST CUTTERS, its advertising agencies or any other Cost Cutters franchisees for the use of such photographs or videotapes for advertising, marketing, promotional or litigation purposes.

7.19 SECURITY INTEREST. This Agreement and the franchise granted to the FRANCHISEE hereunder may not be the subject of a security interest, lien, levy, attachment or execution by the FRANCHISEE'S creditors or any financial institution, except with the prior written approval of COST CUTTERS.

7.20 CREDIT CARDS. The FRANCHISEE will honor all credit cards approved by COST CUTTERS. The FRANCHISEE must obtain the written approval of COST CUTTERS prior to honoring any previously unapproved credit cards or other credit devices.

7.21 DEFAULT NOTICES. The FRANCHISEE will immediately deliver to COST CUTTERS a copy of any notice of default received from any landlord for the Franchised Location or from any mortgagee, trustee under any deed of trust or lessor with respect to the FRANCHISEE'S Cost Cutters Business, and copies of all notifications of any lawsuits, contract breaches, consumer claims, federal or state administrative or agency proceedings or investigations, or other civil or governmental claims, actions or proceedings relating to the FRANCHISEE'S Cost Cutters Business. Upon request from COST CUTTERS, the FRANCHISEE will provide additional information as may be required by COST CUTTERS regarding the alleged default, lawsuit, claim or proceeding or any subsequent action or proceeding in connection with the alleged default, lawsuit, claim or proceeding.

7.22 SALE OF CAPITAL STOCK TO PUBLIC. If the FRANCHISEE is a corporation and desires to sell any part of its authorized capital stock to the public, then the FRANCHISEE will provide COST CUTTERS with a copy of the proposed offering circular or prospectus for its review prior to the time that the offering circular or prospectus is filed with any state securities commission or the Securities and Exchange Commission. The shareholders of the FRANCHISEE who owned the capital stock of the FRANCHISEE prior to the public offering will, at all times, retain at least a fifty-one percent (51%) ownership of the issued and outstanding shares of stock of the FRANCHISEE. COST CUTTERS will have the right to attend all "due diligence" meetings held in preparation for the offer to sell the FRANCHISEE'S capital stock to the public, and the FRANCHISEE will give COST CUTTERS at least five (5) business days prior written notice of such meetings. The FRANCHISEE will not offer its capital stock by use of the name Cost Cutters(R), Cost Cutters Family Hair Care(R) or any name deceptively similar thereto. The FRANCHISEE will not have the right to sell any of its capital stock to the public or to any other person or entity until the FRANCHISEE has complied in all respects with all applicable provisions of this Agreement, including the applicable provisions of Articles 13 and 20.

7.23 OPERATION OF COST CUTTERS BUSINESS. The FRANCHISEE will be totally and solely responsible for the operation of its Cost Cutters Business, and will control, supervise and manage all the employees, agents and independent contractors who work for or with the FRANCHISEE. The FRANCHISEE will be responsible for the acts of its employees, agents and independent contractors, and will take all reasonable business actions necessary to ensure that its employees, agents and independent contractors comply with all federal, state and local laws, rules and regulations including, but not limited to, all employment laws, discrimination laws, sexual harassment laws and laws relating to the disabled. COST CUTTERS will not have any right, obligation or responsibility to control, supervise or manage the FRANCHISEE'S employees, agents or independent contractors.

7.24 PARTICIPATION IN CERTAIN PROGRAMS AND PROMOTIONS. The FRANCHISEE must honor all terms and conditions of any customer relations, warranty, gift certificate, complimentary pass or similar programs established by COST CUTTERS for the Cost Cutters franchise system. In addition, the FRANCHISEE must participate in any system-wide program developed by COST CUTTERS to build brand awareness and promote customer loyalty for the Cost Cutters franchise system.

7.25 COMPUTER SYSTEM TO BE YEAR 2000 COMPLIANT. The FRANCHISEE will be totally and solely responsible for (A) ensuring that any computer hardware and software utilized in its Cost Cutters Business is "year 2000 compliant" and will function accurately and without material interruption in the year 2000 and beyond and (B) protecting itself from the problems that might arise in its Cost Cutters Business if the computer hardware and software of third parties with whom it does business are not year 2000 compliant.

7.26 USE OF INTERNET. The FRANCHISEE'S conduct on the Internet, including without limitation, its use of the Marks on the Internet and in domain names for the Internet, is subject to the provisions of this Agreement. COST CUTTERS reserves the right to establish and modify, from time to time, rules which will govern the FRANCHISEE'S conduct and use of the Internet in connection with the FRANCHISEE'S Cost Cutters Business, and the FRANCHISEE agrees to abide by such rules. The FRANCHISEE'S right to use the Marks and the Business System on the Internet will terminate when this Agreement terminates or expires.

                                    ARTICLE 8
              CONFIDENTIAL OPERATIONS MANUAL AND OTHER INFORMATION

8.1 COMPLIANCE WITH MANUAL. In order to protect the reputation and goodwill of COST CUTTERS and to maintain uniform operating standards under the Marks and the Business System, the FRANCHISEE will at all times during the term of this Agreement conduct its Business in accordance with COST CUTTERS' confidential Operations Manual (the "Manual"). The FRANCHISEE acknowledges having received as a loan one copy of the Manual from COST CUTTERS.

8.2 CONFIDENTIALITY OF MANUAL. The FRANCHISEE must, at all times during the term of this Agreement and thereafter, treat the Manual, any other manuals created for or approved for use in the operation of the FRANCHISEE'S Cost Cutters Business, and the information contained therein as secret and confidential, and the FRANCHISEE will use all reasonable means to keep such information secret and confidential. Neither the FRANCHISEE nor its employees will make any copy, duplication, record or reproduction of the Manual, or any portion thereof, available to any unauthorized person.

8.3 REVISIONS TO MANUAL. The Manual will, at all times during the term of this Agreement and thereafter, remain the sole and absolute property of COST CUTTERS. COST CUTTERS may from time to time revise the Manual and the FRANCHISEE expressly agrees to operate its Cost Cutters Business in accordance with all such revisions. The FRANCHISEE will at all times keep its copy of the Manual current and up-to-date, and in the event of any dispute, the terms of the master copy of the Manual maintained by COST CUTTERS will be controlling in all respects.

8.4 OTHER CONFIDENTIAL INFORMATION. The FRANCHISEE expressly acknowledges and agrees that COST CUTTERS will be disclosing and providing to the FRANCHISEE certain confidential and proprietary information concerning the Business System and the procedures, technology, operations and data used in connection with the Business System. Accordingly, the FRANCHISEE will not, during the term of this Agreement or thereafter, communicate, divulge or use for the benefit of any other person or entity any confidential information, knowledge or know-how concerning the methods of operation of a Cost Cutters business which may be communicated to the FRANCHISEE, or of which the

FRANCHISEE may be apprised, by virtue of this Agreement. The FRANCHISEE will divulge such confidential information only to its employees who must have access to it in order to operate the FRANCHISEE'S Cost Cutters Business. Any and all information, knowledge and know-how including, without limitation, vendor and supplier lists, customer lists, drawings, materials, equipment, technology, methods, procedures, specifications, techniques, computer programs, systems and other data which COST CUTTERS designates as confidential or proprietary will be deemed confidential and proprietary for the purposes of this Agreement.

8.5 CONFIDENTIALITY AGREEMENTS WITH EMPLOYEES. The FRANCHISEE will require all of the FRANCHISEE'S employees who have access to the Manual or other confidential information to execute an agreement, in the form attached hereto as Exhibit "A" or other form satisfactory to COST CUTTERS, where the employees agree to maintain the confidentiality, during the course of their employment and thereafter, of all information designated by COST CUTTERS as confidential. Copies of all executed agreements will be submitted to COST CUTTERS upon request.

8.6 REMEDIES. The FRANCHISEE recognizes that the provisions contained in this Article are necessary for the protection of COST CUTTERS and all of the franchisees who own Cost Cutters businesses. If the FRANCHISEE violates any provisions of this Article, or if any employee of the FRANCHISEE violates his or her confidentiality agreement executed pursuant to Article 8.5, then COST CUTTERS will have the right to: (A) terminate this Agreement (as provided for herein); (B) seek injunctive relief from a Court of competent jurisdiction; (C) commence an action or lawsuit against the FRANCHISEE for damages; and (D) enforce all other remedies against the FRANCHISEE that are available to COST CUTTERS under common law, in equity, and pursuant to any federal and state statutes in an action or lawsuit against the FRANCHISEE.

                                    ARTICLE 9
                        COST CUTTERS' TERMINATION RIGHTS

9.1 GROUNDS FOR TERMINATION. In addition to the other rights of termination contained in this Agreement, COST CUTTERS will have the right and privilege to terminate this Agreement if: (A) the FRANCHISEE fails to open and commence operations of its Cost Cutters Business within one hundred eighty (180) days of the date of this Agreement; (B) the FRANCHISEE violates any material provision, term or condition of this Agreement including, but not limited to, failure to timely pay the Initial Fee or any Continuing Fees, Advertising Fees, monetary obligations or other fees to COST CUTTERS; (C) the FRANCHISEE fails to conform to the Business System, the standards of uniformity and quality for the goods and services or the policies and procedures promulgated by COST CUTTERS in connection with the Business System, or is involved in any act or conduct which materially impairs the goodwill associated with the Marks or the Business System; (D) the FRANCHISEE fails to timely pay any of its uncontested obligations or liabilities due and owing to COST CUTTERS, suppliers, banks, purveyors, other creditors or any federal, state or municipal government (including, if applicable, federal and state taxes); (E) the FRANCHISEE is determined to be insolvent within the meaning of any state or federal law, files for bankruptcy or is adjudicated a bankrupt under any state or federal law; (F) the FRANCHISEE makes an assignment for the benefit of creditors or enters into any similar arrangement for the disposition of its assets for the benefit of creditors; (G) any check issued by the FRANCHISEE is dishonored because of insufficient funds (except where the check is dishonored because of a bookkeeping or accounting error) or closed accounts; (H) the FRANCHISEE fails to finance or purchase and pay for the leasehold improvements, furniture, fixtures, supplies and equipment required for its Cost Cutters Business prior to the opening of the FRANCHISEE'S Business; (I) the FRANCHISEE'S lease for the Franchised Location is terminated or canceled for nonpayment of rent or other legal reasons; (J) the FRANCHISEE or any of its partners, directors, officers or majority stockholders is convicted of, or pleads guilty or no contest to, a charge of violating any law relating to the FRANCHISEE'S Cost Cutters

Business or any felony; or (K) the FRANCHISEE voluntarily or otherwise abandons, as defined herein, the Cost Cutters Business.

9.2 NOTICE OF BREACH. Except as provided for in Article 9.5 and Article 9.6 of this Agreement, COST CUTTERS will not have the right to terminate this Agreement unless and until written notice setting forth the alleged breach in detail has been given to the FRANCHISEE by COST CUTTERS and, after having been given such written notice of breach, the FRANCHISEE fails to correct the alleged breach within the period of time specified by applicable law. If applicable law does not specify a time period to correct an alleged breach, then the FRANCHISEE will have thirty (30) days after having been given such written notice to correct the alleged breach. If the FRANCHISEE fails to correct the alleged breach set forth in the written notice within the applicable period of time, then this Agreement may be terminated by COST CUTTERS as provided for in this Agreement. For the purposes of this Agreement, an alleged breach of this Agreement by the FRANCHISEE will be deemed to be "corrected" if both COST CUTTERS and the FRANCHISEE agree in writing that the alleged breach has been corrected.

9.3 ARBITRATION. If the FRANCHISEE gives notice of Arbitration, as provided for in this Agreement, within the time period established in Article 9.2 for correcting the alleged breach, then COST CUTTERS will not have the right to terminate this Agreement until the facts of the alleged breach have been submitted to Arbitration as provided for herein, the Arbitrator determines that the FRANCHISEE has breached this Agreement and the FRANCHISEE fails to correct the breach within the applicable time period. If the Arbitrator determines that the FRANCHISEE has breached this Agreement as alleged by COST CUTTERS in the written notice given to the FRANCHISEE, then the FRANCHISEE will have thirty
(30) days from the date the Arbitrator issues a written determination on the matter to correct the specified breach or violation of this Agreement, except where applicable law requires a longer cure period in which event the cure period specified by applicable law will apply. If the FRANCHISEE timely corrects the specified breach of this Agreement, then this Agreement will remain in full force and effect. For the purposes of this Agreement, any controversy or dispute on the issue of whether the FRANCHISEE has timely corrected the specified breach of this Agreement will also be subject to Arbitration as provided for herein. The time limitations set forth in this Article within which the FRANCHISEE may demand Arbitration of a dispute or controversy relating to the right of COST CUTTERS to terminate this Agreement for an alleged breach will be mandatory. If the FRANCHISEE fails to comply with the time limitations set forth in this Article, COST CUTTERS may terminate this Agreement as provided for herein.

9.4 NOTICE OF TERMINATION. If COST CUTTERS has complied with the notice provisions of this Article and the FRANCHISEE has not corrected the alleged breach set forth in the written notice within the time period specified in this Article, then COST CUTTERS will have the absolute right to terminate this Agreement by giving the FRANCHISEE written notice stating to the FRANCHISEE that this Agreement is terminated, and in that event, unless applicable law provides to the contrary, the effective date of termination of this Agreement will be the day such written notice is given.

9.5 GROUNDS FOR IMMEDIATE TERMINATION. COST CUTTERS will have the absolute right and privilege, unless prohibited by applicable law, to immediately terminate this Agreement if: (A) the FRANCHISEE or any of its partners, Directors, officers or majority stockholders is convicted of, or pleads guilty or no contest to, a charge of violating any law relating to the FRANCHISEE'S Cost Cutters Business, or any felony; (B) the FRANCHISEE voluntarily or otherwise abandons, as defined herein, the FRANCHISEE'S Cost Cutters Business; (C) the FRANCHISEE is involved in any act or conduct which materially impairs the goodwill associated with COST CUTTERS' Marks or Business System, and the FRANCHISEE fails to correct such act or conduct within twenty-four (24) hours of receipt of written notice from COST CUTTERS; or (D) the FRANCHISEE fails or refuses to produce its books and financial records for audit by COST CUTTERS in accordance with Article 19.4.

9.6 NOTICE OF IMMEDIATE TERMINATION. If this Agreement is terminated by COST CUTTERS pursuant to Article 9.5 above, COST CUTTERS will give the FRANCHISEE written notice that this Agreement is terminated, and in that event, unless applicable law provides to the contrary, the effective date of termination of this Agreement will be the day such written notice is given.

9.7 DAMAGES. In the event this Agreement is terminated by COST CUTTERS pursuant to Article 9, or if the FRANCHISEE breaches this Agreement by a wrongful termination or a termination that is not in accordance with the terms and conditions of Article 10 of this Agreement, then COST CUTTERS will be entitled to seek recovery from the FRANCHISEE for all of the damages that COST CUTTERS has sustained and will sustain in the future as a result of the FRANCHISEE'S breach of this Agreement, which will include damages based upon the Continuing Fees, Advertising Fees and other fees that would have been payable by the FRANCHISEE for the remaining term of this Agreement.

9.8 OTHER REMEDIES. Nothing in this Article or this Agreement will preclude COST CUTTERS from seeking other damages or remedies under common law, state or federal laws or this Agreement against the FRANCHISEE including, but not limited to, attorneys' fees, punitive damages and injunctive relief.

                                   ARTICLE 10
                         FRANCHISEE'S TERMINATION RIGHTS

10.1 GROUNDS FOR TERMINATION. The FRANCHISEE will have the right and privilege to terminate this Agreement, as provided for herein, if: (A) COST CUTTERS violates any material provision, term or condition of this Agreement; (B) COST CUTTERS fails to timely pay any material obligations due and owing to the FRANCHISEE; or (C) COST CUTTERS makes an assignment of its assets for the benefit of creditors.

10.2 NOTICE OF BREACH. The FRANCHISEE will not have the right to terminate this Agreement or to commence any Arbitration proceeding, action or lawsuit against COST CUTTERS for breach of this Agreement, injunctive relief, violation of any federal, state or local law, violation of common law (including allegations of fraud and misrepresentation), rescission, general or punitive damages, or termination, unless and until written notice setting forth the alleged breach or violation in detail has been given to COST CUTTERS by the FRANCHISEE and COST CUTTERS fails to commence the actions necessary to correct the alleged breach or violation within thirty (30) days after having been given such written notice, or to correct the alleged breach within one hundred twenty (120) days after having been given such written notice. If COST CUTTERS fails to commence the actions necessary to correct the alleged breach or violation as provided herein within thirty (30) days after having been given such written notice, or to correct the alleged breach within one hundred twenty (120) days after having been given such written notice, then this Agreement may be terminated by the FRANCHISEE as provided for in this Agreement. For the purposes of this Agreement, an alleged breach of this Agreement by COST CUTTERS will be deemed to be "corrected" if both COST CUTTERS and the FRANCHISEE agree in writing that the alleged breach or violation has been corrected.

10.3 ARBITRATION. If COST CUTTERS gives notice of Arbitration, as provided for in this Agreement, within thirty (30) days from the date COST CUTTERS was given written notice of the alleged breach from the FRANCHISEE, then the FRANCHISEE will not have the right to terminate this Agreement until the facts of the alleged breach have been submitted to Arbitration, the Arbitrator determines that COST CUTTERS has breached this Agreement and COST CUTTERS fails to correct the breach within the time limitation set forth herein. If the Arbitrator determines that COST CUTTERS breached this Agreement as alleged by the FRANCHISEE in the written notice given to COST

CUTTERS, then COST CUTTERS will have thirty (30) days from the date the Arbitrator issues a written determination on the matter to correct the specified breach of this Agreement. If COST CUTTERS timely corrects the specified breach of this Agreement, then this Agreement will remain in full force and effect. If COST CUTTERS does not correct the specified breach of this Agreement, then the FRANCHISEE will have the right to terminate this Agreement by giving COST CUTTERS written notice that this Agreement is terminated and, in that event, the effective date of termination of this Agreement will be the day the written notice of termination is given to COST CUTTERS. For the purposes of this Agreement, any controversy or dispute on the issue of whether COST CUTTERS has timely corrected the specified breach of this Agreement will also be subject to Arbitration as provided for herein. The time limitation set forth in this Article within which COST CUTTERS may demand Arbitration of a dispute or controversy relating to the right of the FRANCHISEE to terminate this Agreement for an alleged breach will be mandatory. If COST CUTTERS fails to comply with the time limitation set forth in this Article, then the FRANCHISEE may terminate this Agreement as provided for herein.

10.4 WAIVER. The FRANCHISEE must give COST CUTTERS immediate written notice of an alleged breach or violation of this Agreement after the FRANCHISEE has knowledge of, determines or is of the opinion that there has been an alleged breach or violation of this Agreement by COST CUTTERS. If the FRANCHISEE fails to give written notice to COST CUTTERS as provided for herein of an alleged breach or violation of this Agreement within one (1) year from the date that the FRANCHISEE has knowledge of, determines, is of the opinion that, or becomes aware of facts and circumstances reasonably indicating that the FRANCHISEE may have a claim under any state law, federal law or common law because there has been an alleged breach by COST CUTTERS, then the alleged breach or violation will be deemed to be condoned, approved and waived by the FRANCHISEE, the alleged breach or violation will not be deemed to be a breach or violation of this Agreement by COST CUTTERS, and the FRANCHISEE will be barred from commencing any legal or other action against COST CUTTERS for that alleged breach or violation.

10.5 INJUNCTIVE RELIEF AVAILABLE TO COST CUTTERS. Notwithstanding any of the foregoing provisions, if the FRANCHISEE gives COST CUTTERS written notice of an alleged breach or violation of this Agreement, or of any laws that give rise to a claim that the FRANCHISEE has the right to terminate this Agreement, then COST CUTTERS will have the absolute right to immediately commence legal action against the FRANCHISEE to enjoin and prevent the termination of this Agreement without giving the FRANCHISEE any notice and without regard to any waiting period that may be contained in this Agreement. If COST CUTTERS commences such legal action against the FRANCHISEE, then the FRANCHISEE will not have the right to terminate this Agreement as provided for herein unless and until it has been determined that COST CUTTERS has breached this Agreement in the manner alleged by the FRANCHISEE, and then only if COST CUTTERS fails to commence the actions necessary to correct the breach or violation within thirty (30) days after a final decision has been entered against COST CUTTERS and all time for appeals by COST CUTTERS has expired. If COST CUTTERS commences any legal action against the FRANCHISEE as contemplated by this provision, which will include actions for injunctive relief against the FRANCHISEE to enjoin termination of this Agreement, then unless applicable law provides to the contrary, COST CUTTERS will not be required to post any bond or security whatever in such legal action.

                                   ARTICLE 11
             FRANCHISEE'S OBLIGATIONS UPON TERMINATION OR EXPIRATION

11.1 OBLIGATIONS UPON TERMINATION. In the event this Agreement expires or is terminated for any reason, then the FRANCHISEE will: (A) within five (5) days after termination, pay all Continuing Fees, Advertising Fees, and other amounts due and owing to COST CUTTERS under this Agreement or any other contract, promissory note or other obligation payable by the FRANCHISEE to

COST CUTTERS; (B) return to COST CUTTERS by first class prepaid United States mail all Manuals, advertising materials and all other printed materials pertaining to the FRANCHISEE'S Cost Cutters Business; and (C) comply with all other applicable provisions of this Agreement.

11.2 TERMINATION OF RIGHT TO USE MARKS. Upon expiration or termination of this Agreement for any reason, the FRANCHISEE'S right to use the name Cost Cutters Family Hair Care(R), the other Marks and the Business System will terminate immediately.

11.3 ALTERATION OF FRANCHISED LOCATION. If this Agreement expires or is terminated for any reason or if the Franchised Location ever ceases to be used as a Cost Cutters Business, then the FRANCHISEE will, at its expense, alter, modify and change both the exterior and interior appearance of the Franchised Location so that it will be easily distinguished from the standard appearance of a Cost Cutters business. At a minimum, such changes and modifications to the Franchised Location will include: (A) repainting and, where applicable, recovering both the exterior and interior of the Franchised Location with totally different colors, including removing any distinctive colors and designs from the walls; (B) removing all fixtures and other decor items and replacing them with other decor items not of the general type and appearance customarily used only in Cost Cutters businesses; (C) removing all exterior and interior Cost Cutters signs; (D) immediately discontinuing use of the approved wall decor items and window decals; and (E) refraining from using any names, slogans, designs, decor items, colors or other items which may be confusingly similar to those customarily used only in Cost Cutters businesses.

11.4 TRANSFER OF TELEPHONE DIRECTORY LISTINGS. Upon termination or expiration of this Agreement, COST CUTTERS will have the absolute right to notify the telephone company and all listing agencies of the termination or expiration of the FRANCHISEE'S right to use all telephone numbers and all classified and other directory listings for the FRANCHISEE'S Cost Cutters Business or otherwise placed under the name Cost Cutters Family Hair Care(R), and to authorize the telephone company and all listing agencies to transfer to COST CUTTERS or its assignee all telephone numbers and directory listings for the FRANCHISEE'S Cost Cutters Business. The FRANCHISEE acknowledges that COST CUTTERS has the absolute right and interest in and to all telephone numbers and directory listings associated with the Marks, and the FRANCHISEE hereby authorizes COST CUTTERS to direct the telephone company and all listing agencies to transfer all of the FRANCHISEE'S telephone numbers and directory listings to COST CUTTERS or its assignee if this Agreement expires or is terminated for any reason whatever. The telephone company and all listing agencies will accept this Agreement as evidence of the exclusive rights of COST CUTTERS to such telephone numbers and directory listings. This Agreement will constitute the FRANCHISEE'S authorization for the telephone company and listing agencies to transfer the telephone numbers and directory listings for the FRANCHISEE'S Cost Cutters Business to COST CUTTERS, and will constitute a release of the telephone company and listing agencies by the FRANCHISEE from any and all claims, actions and damages that the FRANCHISEE may at any time have the right to allege against them in connection with this Article 11.

                                   ARTICLE 12
                      FRANCHISEE'S COVENANTS NOT TO COMPETE

12.1 CONSIDERATION. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors acknowledge that the FRANCHISEE, its partners or officers, and its employees will receive specialized training, current and future marketing and advertising plans, business plans and strategies, business information and procedures, research and development information, operations information, and trade and business secrets from COST CUTTERS pertaining to the Business System of a Cost Cutters business. In consideration for the use and license of such valuable and confidential information, the FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will comply in all respects with the provisions of this Article. COST CUTTERS has advised the FRANCHISEE that this provision is a material provision of this Agreement, and that COST CUTTERS will not sell a Cost Cutters franchise to any person or entity that owns or intends to own, operate or be involved in any business that competes directly or indirectly with a Cost Cutters business.

12.2 IN-TERM COVENANT NOT TO COMPETE. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will not, during the term of this Agreement, on their own account or as an employee, agent, consultant, partner, officer, director or shareholder of any other person, firm, entity, partnership or corporation: (A) seek to employ any person who is at that time employed by COST CUTTERS or by any other Cost Cutters, City Looks or We Care Hair(R) franchisee, or induce any such employee to terminate his or her employment; or
(B) own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in or assist any person or entity engaged in any hairstyling, barber or other business that is in any way competitive with or similar to the Cost Cutters businesses operated by COST CUTTERS or COST CUTTERS' franchisees, except with the prior written consent of COST CUTTERS.

12.3 POST-TERM COVENANT NOT TO COMPETE. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will not, for a period of one (1) year after the termination or expiration of this Agreement, on their own account or as an employee, agent, consultant, partner, officer, director or shareholder of any other person, firm, entity, partnership or corporation: (A) seek to employ any person who is at that time employed by COST CUTTERS or by any other Cost Cutters, City Looks or We Care Hair(R) franchise, or induce any such employee to terminate his or her employment or (B) own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in or assist any person or entity engaged in any hairstyling, barber or other business that is in any way competitive with or similar to the Cost Cutters businesses conducted by COST CUTTERS or COST CUTTERS' franchisees, which is located within six (6) miles of either the Franchised Location or any other Cost Cutters businesses operated by COST CUTTERS or any of COST CUTTERS' franchisees, or which is located within any exclusive area granted by COST CUTTERS or any affiliate or area developer of COST CUTTERS pursuant to any franchise, development, license or other territorial agreement. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors expressly agree that the one (1) year period and the six (6) mile limit are the reasonable and necessary time and distances required to protect COST CUTTERS and COST CUTTERS' franchisees if this Agreement expires or is terminated for any reason, and that this covenant not to compete is necessary to permit COST CUTTERS the opportunity to resell and/or develop a new Cost Cutters business at or in the area near the Franchised Location.

12.4 INJUNCTIVE RELIEF. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors agree that the provisions of this Article are necessary to protect the legitimate business interests of COST CUTTERS and COST CUTTERS' franchisees, including, without limitation, preventing damage to and/or loss of goodwill associated with the Marks, preventing the unauthorized dissemination of marketing, promotional and other confidential information to competitors of COST CUTTERS and COST CUTTERS' franchisees, protection of COST CUTTERS' trade secrets and the integrity of COST CUTTERS' Business System and preventing duplication of the Business System. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors acknowledge that damages alone cannot adequately compensate COST CUTTERS if there is a violation of this Article by the FRANCHISEE and that injunctive relief against the FRANCHISEE is essential for the protection of COST CUTTERS and COST CUTTERS' franchisees. The FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors agree therefore, that if COST CUTTERS alleges that the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors have breached or violated this Article, then COST CUTTERS will have the right to petition a Court of competent jurisdiction for injunctive relief against the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal

Guarantors, in addition to all other remedies that may be available to COST CUTTERS at law or in equity. Unless provided to the contrary by applicable law, COST CUTTERS will not be required to post a bond or other security prior to obtaining injunctive relief pursuant to this Agreement in any action where COST CUTTERS is seeking to enjoin the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors from violating the provisions of this Article. In cases where COST CUTTERS is granted ex parte injunctive relief against the FRANCHISEE, the FRANCHISEE'S shareholders or the Personal Guarantors, then the FRANCHISEE, the FRANCHISEE'S shareholders and the Personal Guarantors will have the right to petition the Court for a hearing on the merits at the earliest time convenient to the Court.

12.5 SEVERABILITY. It is the desire and intent of the parties to this Agreement, including the FRANCHISEE'S shareholders and the Personal Guarantors, that the provisions of this Article be enforced to the fullest extent permissible under the laws and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any part of this Article is adjudicated to be invalid or unenforceable, then this Article will be deemed to modify or delete that portion thus adjudicated to be invalid or unenforceable, such modification or deletion to apply only with respect to the operation of this Article and the particular jurisdiction in which the adjudication is made. Further, to the extent any provision of this Article is deemed unenforceable by virtue of its scope or limitation, the parties to this Agreement including the FRANCHISEE'S shareholders and the Personal Guarantors, agree that the scope and limitation provisions will, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction where enforcement is sought.

                                   ARTICLE 13
                COST CUTTERS' RIGHT OF FIRST REFUSAL TO PURCHASE

13.1 NOTICE OF PROPOSED SALE. The FRANCHISEE will not sell, pledge, assign, trade, transfer, lease, sublease, or otherwise dispose of any interest in or any part of (A) the FRANCHISEE'S Cost Cutters Business, (B) the Franchised Location,
(C) the building or premises lease for the Franchised Location, (D) the furniture, fixtures, equipment, inventory or other assets used in the FRANCHISEE'S Cost Cutters Business (except for the sale of any of such items in the normal course of business), (E) this Agreement, (F) any capital stock in the FRANCHISEE, or (G) the land and building (if any) for the FRANCHISEE'S Cost Cutters Business to any party without first offering the same to COST CUTTERS by written notice that contains all material terms and conditions of the proposed sale or transfer, including price and payment terms. Within ten (10) business days after receipt by COST CUTTERS of the FRANCHISEE'S written offer specifying the proposed price and terms of the proposed sale, COST CUTTERS will give the FRANCHISEE written notice which will either waive its right of first refusal to purchase or will state an interest in negotiating to purchase according to the proposed terms. If COST CUTTERS commences negotiations to purchase the FRANCHISEE'S Business as set forth herein, then the FRANCHISEE may not sell the business or assets to a third party for at least sixty (60) days or until COST CUTTERS and the FRANCHISEE agree in writing that the negotiations have terminated, whichever comes earlier. If COST CUTTERS waives its right to purchase, then the FRANCHISEE will have the right to complete the sale or transfer of the Business according to the terms set forth in the written notice to COST CUTTERS; however, any such sale, transfer or assignment to a third party is expressly subject to the terms and conditions set forth in Article 20 of this Agreement. If the FRANCHISEE does not consummate the sale to a third party upon the terms and conditions previously presented to COST CUTTERS in writing, but negotiates a sale price with a third party that is lower or on different terms than the stated price or terms presented to COST CUTTERS, then the modified offer must be recommunicated or made to COST CUTTERS by the FRANCHISEE. COST CUTTERS will give the FRANCHISEE written notice within fifteen (15) business days thereafter which will state whether or not it is interested in purchasing the Business according to the proposed new terms. This provision will not apply to the assignment or pledge of any of the assets described above (with the exception of this

Agreement) by the FRANCHISEE to a bank, financial institution or other lender in connection with providing financing for the leasehold improvements, furniture, fixtures, supplies, inventory and equipment used in, or operating funds for, the FRANCHISEE'S Cost Cutters Business.

13.2 COMPLIANCE WITH AGREEMENT. The FRANCHISEE'S obligations under this Agreement including, but not limited to, its obligations to pay the Continuing Fees, the Advertising Fees and to operate as a Cost Cutters Business, will in no way be affected or changed because of COST CUTTERS' nonacceptance of the FRANCHISEE'S written offer to purchase the FRANCHISEE'S Business or assets, and, as a consequence, the terms and conditions of this Agreement will remain in full force and effect. COST CUTTERS' decision not to exercise the rights granted to it pursuant to this Article will not, in any way, be deemed to grant the FRANCHISEE the right to terminate this Agreement and will not affect the term of this Agreement. Moreover, if COST CUTTERS does not exercise the rights granted to it pursuant to this Article and if the FRANCHISEE complies with Article 20 and sells or otherwise disposes of its Business or assets to a third party, then both the FRANCHISEE and the third party purchaser will be required to comply in all respects with the terms and conditions of this Agreement, and the sale of the Business or assets will not relieve the FRANCHISEE of its obligations under this Agreement. Any sale, transfer or assignment of the Business or assets of the FRANCHISEE'S Cost Cutters Business that does not include assignment of this Agreement to the transferee will constitute a wrongful termination of this Agreement.

13.3 TRANSFER OF AGREEMENT TO CORPORATION. If the FRANCHISEE is not a corporation, then the FRANCHISEE will have the right to assign and transfer this Agreement to a corporation in which the FRANCHISEE owns and controls at least fifty-one percent (51%) of the issued and outstanding capital stock of the corporation pursuant to Article 20.2 of this Agreement. If the FRANCHISEE transfers this Agreement to a corporation owned or controlled by the FRANCHISEE pursuant to Article 20.2, which will not excuse or release the FRANCHISEE from any obligations under this Agreement, then the shares of capital stock of the FRANCHISEE'S corporation (the "capital stock") may not be sold, pledged, assigned, traded, transferred or otherwise disposed of by the FRANCHISEE until the capital stock has been first offered to COST CUTTERS in writing under the same terms and conditions offered to any third party as provided for in Article 13.1.

13.4 TRANSFER OF CAPITAL STOCK. If the FRANCHISEE is a corporation, then the shares of capital stock of the FRANCHISEE owned by the FRANCHISEE'S shareholders ("capital stock") may not be sold, pledged, assigned, traded, transferred or otherwise disposed of by the FRANCHISEE'S shareholders until the capital stock has been first offered to COST CUTTERS in writing under the same terms and conditions offered to any third party. In the event the FRANCHISEE'S shareholders desire to sell, assign, trade, transfer or dispose of their shares of capital stock, the FRANCHISEE'S shareholders will first offer them to COST CUTTERS in writing under the same terms and conditions as being offered to any third party. COST CUTTERS will have fifteen (15) business days within which to accept any shareholder's offer to sell, assign, trade, transfer or dispose of the capital stock. Notwithstanding the terms of this Article, the FRANCHISEE'S shareholders may bequeath, sell, assign, trade or transfer their capital stock to the other shareholders of the FRANCHISEE without first offering it to COST CUTTERS, provided that each proposed transferee shareholder who will be involved in the operations or management of the Cost Cutters Business has successfully completed COST CUTTERS' training program and has been certified by COST CUTTERS and is, in COST CUTTERS' reasonable judgment, qualified from a managerial and financial standpoint to operate the Cost Cutters Business in an economic and businesslike manner. The FRANCHISEE and the FRANCHISEE'S shareholders must provide COST CUTTERS with written notice of all such transactions, and the proposed transferee shareholders must agree to be personally liable under this Agreement and enter into a written agreement where they agree to perform all the terms and conditions contained in this Agreement. All shares of capital stock issued by the FRANCHISEE to its shareholders must bear the following legend:

         The shares of capital stock represented by this stock certificate are subject to a written Franchise Agreement which grants The Barbers, Hairstyling for Men & Women, Inc., the right of first refusal to purchase these shares of capital stock from the shareholder. Any person acquiring the shares of capital stock represented by this stock certificate will be subject to the terms and conditions of the Franchise Agreement between the company specified on the face of this stock certificate and The Barbers, Hairstyling for Men & Women, Inc., which includes provisions containing covenants not to compete that apply to all shareholders.

13.5 ACKNOWLEDGMENT OF RESTRICTIONS. The FRANCHISEE acknowledges and agrees that the restrictions on transfer imposed herein are reasonable and are necessary to protect the Cost Cutters Business System and the Marks, as well as COST CUTTERS' reputation and image, and are for the protection of COST CUTTERS, the FRANCHISEE and all other Franchisees who own and operate Cost Cutters businesses. Any assignment or transfer permitted by Article 13 will not be effective until COST CUTTERS receives a completely executed copy of all transfer documents and COST CUTTERS consents to the transfer in writing.

13.6 SELLING SHAREHOLDERS SUBJECT TO COVENANT NOT TO COMPETE. Any shareholder of the FRANCHISEE that sells or assigns his or her capital stock in the FRANCHISEE will continue to be subject to provisions of Article 12 of this Agreement after the sale or assignment.

13.7 RIGHT OF COST CUTTERS TO PURCHASE BUSINESS ASSETS. If this Agreement expires or is terminated by either COST CUTTERS or the FRANCHISEE for any reason whatsoever, or if the FRANCHISEE wrongfully terminates this Agreement by failing to comply with Article 10 or otherwise, or if the FRANCHISEE at any time ceases to do business at the Franchised Location as a Cost Cutters Business, then COST CUTTERS will have the right, but not the obligation, to purchase the then-usable furniture, supplies, inventory, fixtures and equipment, and all other assets that are required by COST CUTTERS for a standard Cost Cutters business and owned by the FRANCHISEE in its Cost Cutters Business (the "Business Assets"). COST CUTTERS will not purchase any assets from the FRANCHISEE that are not part of the standard Cost Cutters business. The FRANCHISEE must give COST CUTTERS written notice listing the cost of each one of the Business Assets in detail and the FRANCHISEE'S asking price for the Business Assets within twenty-four (24) hours after the FRANCHISEE ceases to do business as a Cost Cutters Business, or after this Agreement expires or is terminated by either party, or is wrongfully terminated by the FRANCHISEE.

13.8 DETERMINATION OF FAIR MARKET VALUE. If the FRANCHISEE fails to give COST CUTTERS written notice of the asking price of the Business Assets, or if COST CUTTERS and the FRANCHISEE cannot agree on the price of the Business Assets, then either party will have the right to demand that the price of the Business Assets be determined by Arbitration in accordance with the Rules and Regulations of the American Arbitration Association. The Arbitration hearing will be held as soon as possible, but in no event later than seven (7) business days from the date Arbitration is demanded by either party. The Arbitrator will determine the fair market value of the Business Assets. The Arbitrator will not consider any value for goodwill associated with the names Cost Cutters(R) or Cost Cutters Family Hair Care(R) or for going concern value in determining the fair market value of the Business Assets since the right of purchase granted to COST CUTTERS pursuant to this provision applies only after this Agreement has expired or has been terminated, or the FRANCHISEE has ceased doing business. Furthermore, the Arbitrator will not consider any value for the Lease for the Franchised Location if COST CUTTERS agrees to assume the Lease and pay the rental and operating costs. If the Arbitrator is unable to determine the fair market value of any of the Business Assets, then they will be valued at book value (cost less depreciation). COST CUTTERS will have the right, but not the obligation, to purchase any or all of the Business Assets from the FRANCHISEE for cash within fifteen (15) business days after the fair market value of the Business Assets has been established by the Arbitrator in writing. Nothing in this Article will prohibit COST CUTTERS from enforcing the terms and conditions of this Agreement, including the covenants not to compete contained in Article 12.

                                   ARTICLE 14
          TRAINING PROGRAM; PRE-OPENING ASSISTANCE; OPENING ASSISTANCE

14.1 TRAINING PROGRAM. COST CUTTERS will provide a training program for the FRANCHISEE (and the FRANCHISEE'S District Manager if one is employed) in Minneapolis, Minnesota to educate, familiarize and acquaint them with the operations of a Cost Cutters Business. The training program will include classroom instruction for not less than three (3) days on orientation to the Business System and basic operating skills such as daily operational procedures, inventory control, employee relations, scheduling and other topics selected by COST CUTTERS. The FRANCHISEE and the FRANCHISEE'S District Manager must successfully complete the training program either (a) prior to commencing any business operations or (b) at the first scheduling of the training program by COST CUTTERS after the execution of this Agreement. The training program will be scheduled by COST CUTTERS in its sole discretion. In the event the FRANCHISEE or its District Manager fails to successfully complete COST CUTTERS' training program within the time period expressed in the third sentence of this Article 14.1, he or she will not be permitted or authorized to manage or operate the FRANCHISEE'S Cost Cutters Business and COST CUTTERS will have the right to reject the FRANCHISEE pursuant to Article 4.2 of this Agreement. If the Franchised Location is the FRANCHISEE'S first Cost Cutters Business and there is not a COST CUTTERS' training program scheduled after the FRANCHISEE has executed this Agreement or a COST CUTTERS development agreement and prior to the date the Franchised Location opens for business, then COST CUTTERS will, at COST CUTTERS' expense, provide assistance at the Franchised Location to manage the FRANCHISEE'S Cost Cutters Business during the time period that the FRANCHISEE and its District Manager attend COST CUTTERS' training program, but only if the FRANCHISEE and its District Manager attend the first training program offered by COST CUTTERS immediately following the date the Franchised Location opens for business.

14.2 HIRING OF NEW DISTRICT MANAGER. In the event the FRANCHISEE hires a District Manager who has not successfully completed the training program(s) prescribed by COST CUTTERS, and if COST CUTTERS determines, in its sole discretion, that the new District Manager does not have sufficient knowledge or experience relating to the management of the FRANCHISEE'S Cost Cutters Business, then COST CUTTERS will require the individual to successfully complete the prescribed training prior to the time he or she will be allowed to manage or operate the FRANCHISEE'S Cost Cutters Business, and the FRANCHISEE will be required to pay COST CUTTERS the then current training fee charged by COST CUTTERS.

14.3 PAYMENT OF SALARIES AND EXPENSES DURING TRAINING. The FRANCHISEE will pay the salaries, fringe benefits, payroll taxes, unemployment compensation, workers' compensation insurance, lodging, food, automobile rental, travel costs, and all other expenses for the FRANCHISEE, the FRANCHISEE'S District Manager and all other persons sent to the training program by the FRANCHISEE, and the FRANCHISEE will comply with all applicable state and federal laws pertaining to all employees who attend COST CUTTERS' training program.

14.4 PRE-OPENING ASSISTANCE. If the Franchised Location is the FRANCHISEE'S first Cost Cutters Business, then COST CUTTERS will provide, at its cost, a representative for not more than five (5) business days at the Franchised Location, who will provide pre-opening assistance to the FRANCHISEE, which will include assisting the FRANCHISEE (and its District Manager if one is employed) in the interviewing and hiring of employees, review of operational procedures and facilitating the opening of the Cost Cutters Business.

14.5 OPENING ASSISTANCE. After the FRANCHISEE and the FRANCHISEE'S District Manager have successfully completed COST CUTTERS' training program, COST CUTTERS will assist the FRANCHISEE in scheduling the initial opening of the FRANCHISEE'S Cost Cutters Business. If the Franchised Location is the FRANCHISEE'S first Cost Cutters Business, then COST CUTTERS will provide, at its cost, a representative for not less than eight (8) business days at the Franchised Location, who will provide opening assistance which will include training the FRANCHISEE'S Cost Cutters staff in daily operational procedures, customer relations, haircutting techniques, permanent waving, product knowledge and other areas selected by COST CUTTERS. If the FRANCHISEE is an existing Cost Cutters franchisee, then COST CUTTERS will provide, at its cost, a representative for not less than five (5) business days at the Franchised Location. The FRANCHISEE will not open and commence initial business operations until COST CUTTERS has given the FRANCHISEE written approval to open the FRANCHISEE'S Cost Cutters Business.

                                   ARTICLE 15
                         COST CUTTERS' OTHER OBLIGATIONS

15.1 ADDITIONAL ASSISTANCE. Consistent with COST CUTTERS' uniform requirements and quality standards, COST CUTTERS will, at its expense: (A) provide the FRANCHISEE with a written schedule of all furniture, fixtures, supplies and equipment necessary and required for the operation of the FRANCHISEE'S Cost Cutters Business; (B) furnish a list of approved sources from whom the FRANCHISEE can purchase furniture, fixtures, equipment, supplies, toiletries, grooming aids, products, printed materials, items, goods and services; (C) review and evaluate the FRANCHISEE'S Business as often as COST CUTTERS deems necessary and render written reports to the FRANCHISEE as deemed appropriate by COST CUTTERS; (D) protect, police and, when appropriate, enforce the Marks and the Business System for the benefit of all Cost Cutters franchisees; (E) render advisory services pertaining to customer service and the operation of the FRANCHISEE'S Cost Cutters Business as frequently as COST CUTTERS deems appropriate; (F) provide the FRANCHISEE with COST CUTTERS' standard Operations Manual and all supplements and modifications to the Manual; and (G) provide the FRANCHISEE with COST CUTTERS' approved standard store layouts and plans for the Franchised Location.

15.2 ANNUAL CONVENTION. COST CUTTERS will, during the term of this Agreement, conduct an annual convention for all Cost Cutters franchisees at such times and at such locations as COST CUTTERS deems appropriate. The FRANCHISEE will attend the annual convention conducted by COST CUTTERS for Cost Cutters franchisees during each year of this Agreement. All expenses incurred by the FRANCHISEE or any employees of the FRANCHISEE in traveling to and attending the annual convention conducted by COST CUTTERS will be paid for by the FRANCHISEE. COST CUTTERS will charge, and the FRANCHISEE will pay, a registration fee for the annual convention, regardless of whether the FRANCHISEE, or any representative of the FRANCHISEE, attends the convention, and an additional registration fee will be charged for each person in addition to the first person attending the annual convention on behalf of the FRANCHISEE.

15.3 OPTIONAL ADDITIONAL TRAINING. COST CUTTERS may, during the term of this Agreement, provide optional additional training and instruction to the FRANCHISEE on topics determined by COST CUTTERS in its sole discretion. COST CUTTERS reserves the right to add or delete additional training topics at any time without notice to the FRANCHISEE. The FRANCHISEE will be required to pay COST CUTTERS the then-current training fee charged by COST CUTTERS for any additional training attended by the FRANCHISEE or its employees. All expenses incurred by the

FRANCHISEE or any employees of the FRANCHISEE in traveling to and attending optional additional training will be paid for by the FRANCHISEE.

                                   ARTICLE 16
                                COST CUTTERS SIGN

16.1 INSTALLATION OF SIGN. The FRANCHISEE will, at its expense, purchase the standard Cost Cutters Sign (the "Sign") which must be displayed at the Franchised Location. The FRANCHISEE will pay for all costs incurred in connection with the erection and installation of the Sign. The Sign must conform exactly to COST CUTTERS' standard Sign plans and specifications and must be installed at the Franchised Location precisely in the place, location and manner specified by COST CUTTERS in writing. COST CUTTERS will have the absolute right to inspect, examine, videotape and photograph the Sign at any time during the term of this Agreement.

16.2 ADDITIONAL EXPENSES. The FRANCHISEE will, at its expense, be responsible for any and all permits, licenses, repairs, maintenance, utilities, insurance, taxes, assessments and levies in connection with the installation or use of the Sign.

16.3 MODIFICATION AND REPLACEMENT. The FRANCHISEE may not alter, remove, change, modify or redesign the Sign unless approved by COST CUTTERS in writing. COST CUTTERS will have the unequivocal and unilateral right to redesign the Sign plans and specifications during the term of this Agreement without the approval or consent of the FRANCHISEE. Upon written notice from COST CUTTERS, the FRANCHISEE will, at its expense, either modify or replace the Sign within thirty
(30) days so that the Sign displayed at the Franchised Location will comply with COST CUTTERS' redesigned Sign plans and specifications. The FRANCHISEE will not be required to modify or replace the Sign more than once every five (5) years during the term of this Agreement.

16.4 INJUNCTIVE RELIEF. The FRANCHISEE agrees that COST CUTTERS will be entitled to seek injunctive relief against the FRANCHISEE to require the FRANCHISEE, at the FRANCHISEE'S expense, to: (A) exhibit the approved Cost Cutters Sign at the Franchised Location during the term of this Agreement; (B) remove the Sign upon the termination or expiration of this Agreement; or (C) remove the Sign from the former franchised location upon the relocation of the Franchised Location. Unless required by applicable law, COST CUTTERS will not be required to post a bond or other security prior to obtaining injunctive relief pursuant to this Article.

                                   ARTICLE 17
                                    INSURANCE

17.1 GENERAL LIABILITY. The FRANCHISEE must acquire and maintain in full force and effect, at its sole cost and expense, a general liability insurance policy insuring the FRANCHISEE, COST CUTTERS, and their respective officers, directors and employees from and against any loss, liability, damage, claim or expense of any kind whatsoever including claims for bodily injury, personal injury, death, property damage, products liability and malpractice resulting from the condition, operation, use, business or occupancy of the FRANCHISEE'S Cost Cutters Business, including the surrounding premises, the parking area and the sidewalks of the Franchised Location.

17.2 AUTOMOBILE. The FRANCHISEE must acquire and maintain in full force and effect, at its sole cost and expense, automobile liability coverage insuring the FRANCHISEE, COST CUTTERS, and their respective officers, directors and employees from any and all loss, liability, damage, claim or expense of any kind whatsoever resulting from the use, operation or maintenance of any automobile or vehicle used by the FRANCHISEE or any of its employees in connection with the FRANCHISEE'S Cost Cutters Business.

17.3 COVERAGE LIMITS. Liability coverages for both the general liability insurance coverage and automobile coverage must have limits of at least Five Hundred Thousand Dollars ($500,000) for each person and One Million Dollars ($1,000,000) for each occurrence.

17.4 PROPERTY INSURANCE. The FRANCHISEE will maintain in full force and effect, at its sole cost and expense, "all risks" property insurance coverage for the equipment, furnishings, fixtures, inventory and signs owned or leased by the FRANCHISEE and used at the Franchised Location (including fire and extended coverage) with limits equal to at least "replacement" cost.

17.5 PROFESSIONAL LIABILITY INSURANCE. The FRANCHISEE will maintain in full force and effect, at its sole cost and expense, professional liability coverage with coverage limits of a reasonable amount insuring the FRANCHISEE, COST CUTTERS, and their respective officers, directors and employees from any and all loss, liability, damage, claim or expense of any kind whatsoever resulting from actions or omissions of the FRANCHISEE'S officers, directors or any of its employees in connection with the FRANCHISEE'S Cost Cutters Business.

17.6 OTHER INSURANCE. The FRANCHISEE will, at its sole cost and expense, procure and pay for all other insurance required by state or federal law, including workers' compensation insurance for its employees, together with all insurance required under any lease, mortgage, deed of trust or other legal contract in connection with the Franchised Location or the operation of the FRANCHISEE'S Cost Cutters Business.

17.7 INSURANCE COMPANIES; EVIDENCE OF COVERAGE. All insurance companies providing coverage to the FRANCHISEE must be licensed in the state where coverage is provided. The FRANCHISEE will provide COST CUTTERS with certificates of insurance evidencing the required insurance coverage no later than the date the FRANCHISEE takes possession of the Franchised Location and will provide, immediately upon expiration, change or cancellation, new certificates of insurance to COST CUTTERS.

17.8 COST CUTTERS' RIGHTS. All insurance policies procured and maintained by the FRANCHISEE pursuant to this Article will name COST CUTTERS as an additional insured, will contain endorsements by the insurance companies waiving all rights of subrogation against COST CUTTERS, and will stipulate that COST CUTTERS will receive copies of all notices of cancellation, nonrenewal, or coverage reduction or elimination at least thirty (30) days prior to the effective date of such cancellation, nonrenewal or coverage change.

17.9 DEFENSE OF CLAIMS. All liability insurance policies procured and maintained by the FRANCHISEE will require the insurance companies to provide and pay for legal counsel to defend any legal actions, lawsuits or claims brought against the FRANCHISEE, COST CUTTERS, and their respective officers, directors and employees.

17.10 NO REPRESENTATIONS; RIGHT TO ADDITIONAL COVERAGE. COST CUTTERS makes no representations with respect to the adequacy of the types of insurance coverage or coverage amounts set forth herein, and the FRANCHISEE will have the absolute right to maintain additional types of coverage and higher coverage amounts than those specified herein as minimum requirements.

                                   ARTICLE 18
                    INDEPENDENT CONTRACTORS; INDEMNIFICATION

18.1 INDEPENDENT CONTRACTORS. COST CUTTERS and the FRANCHISEE are each independent contractors and, as a consequence, there is no employer-employee or principal-agent relationship between COST CUTTERS and the FRANCHISEE. The FRANCHISEE will not have the right to and will not make any agreements, representations or warranties in the name of or on behalf of COST CUTTERS or represent that their relationship is other than that of Franchisor and Franchisee. Neither COST CUTTERS nor the FRANCHISEE will be obligated by or have any liability to the other under any agreements or representations made by the other to any third parties.

18.2 INDEMNIFICATION. COST CUTTERS will not be obligated to any person or entity for damages arising out of, from, in connection with, or as a result of the FRANCHISEE'S negligence or the operation of the FRANCHISEE'S Cost Cutters Business. The FRANCHISEE will indemnify and hold COST CUTTERS harmless against all claims, lawsuits, damages, obligations, liability, actions and judgments alleged or obtained by any person or entity against COST CUTTERS arising out of, from, as a result of, or in connection with the FRANCHISEE'S negligence, the operation of the FRANCHISEE'S Cost Cutters Business, the Franchised Location, or any business conducted by the FRANCHISEE pursuant to this Agreement, including, without limitation, any claims arising from or relating to: (A) any personal injury, property damage, commercial loss or environmental contamination resulting from any act or omission of the FRANCHISEE or its employees, agents or representatives; (B) any failure on the part of the FRANCHISEE to comply with any requirement of any governmental authority; (C) any failure of the FRANCHISEE to pay any of its obligations; or (D) any failure of the FRANCHISEE to comply with any requirement or condition of this Agreement or any other agreement with COST CUTTERS or any affiliate of COST CUTTERS. Further, the FRANCHISEE will indemnify and reimburse COST CUTTERS for all such obligations and damages for which COST CUTTERS is held liable and for all costs reasonably incurred by COST CUTTERS in the defense of any such claims brought against it or in any action in which it is named as a party including, without limitation, costs for attorneys' fees actually incurred, investigation expenses, court costs, deposition expenses and travel and living expenses. COST CUTTERS will have the absolute right to defend any claim made against it that results from or arises out of the FRANCHISEE'S Cost Cutters Business.

18.3 PAYMENT OF COSTS AND EXPENSES. The FRANCHISEE will pay all costs and expenses, including attorneys' fees, actually incurred by COST CUTTERS in enforcing any term, condition or provision of this Agreement or in seeking to enjoin any violation of this Agreement by the FRANCHISEE.

18.4 CONTINUATION OF OBLIGATIONS. The indemnification and other obligations contained in this Article will continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

                                   ARTICLE 19
        FINANCIAL STATEMENTS; GROSS REVENUE REPORTS; FORMS AND ACCOUNTING

19.1 QUARTERLY AND ANNUAL FINANCIAL STATEMENTS. The FRANCHISEE will, at its expense, provide COST CUTTERS with a quarterly balance sheet and income statement, and annual financial statements for the FRANCHISEE'S Cost Cutters Business which will consist of a balance sheet, income statement, statement of cash flows and explanatory footnotes. All financial statements provided to COST CUTTERS for the FRANCHISEE'S Cost Cutters Business will be presented in the exact form and format prescribed by COST CUTTERS in writing and will be categorized according to the chart of accounts prescribed by COST CUTTERS. The FRANCHISEE'S financial statements will be prepared in


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accordance with generally accepted accounting principles applied on a consistent basis. If the FRANCHISEE'S annual financial statements are not certified by an independent certified public accountant, then the FRANCHISEE'S annual financial statements must be verified by the FRANCHISEE'S President or Chief Financial Officer, or if the FRANCHISEE is not a corporation, then by the FRANCHISEE'S Managing Partner, Chief Operating Officer or Chief Financial Officer. The FRANCHISEE'S quarterly financial statements will be delivered to COST CUTTERS by the FRANCHISEE within thirty (30) days after the end of the quarter and the annual financial statements will be delivered within ninety (90) days of the FRANCHISEE'S fiscal year end.

19.2 TAX RETURNS. Within ninety (90) days after the FRANCHISEE'S fiscal year end, the FRANCHISEE will furnish COST CUTTERS with signed copies of the FRANCHISEE'S annual federal, and if applicable, state income tax returns, and copies of any other federal, state or local tax returns filed by the FRANCHISEE including, but not limited to, any amended tax returns filed by the FRANCHISEE, together with proof that the FRANCHISEE has paid all federal and state income and sales taxes due.

19.3 WEEKLY STATEMENT OF GROSS REVENUES. The FRANCHISEE will maintain an accurate written record of daily Gross Revenues for the FRANCHISEE'S Cost Cutters Business and the FRANCHISEE will remit a signed and verified statement of the weekly Gross Revenues generated by, at, as a result of, or from the FRANCHISEE'S Cost Cutters Business using such forms as COST CUTTERS may prescribe in writing. The weekly statement of Gross Revenues will accompany the FRANCHISEE'S weekly Continuing Fees and Advertising Fees and will be provided to COST CUTTERS on or before Thursday of each week for the preceding week.

19.4 COST CUTTERS' AUDIT RIGHTS. Within three (3) days after having been given written notice from COST CUTTERS, the FRANCHISEE and its accountants will make all of their books, ledgers, work papers, accounts, bank statements, tax returns, sales tax returns, daily cash register tapes and financial records pertaining to the FRANCHISEE'S Business ("books and financial records") available to COST CUTTERS during all business hours for review and audit by COST CUTTERS or its designee. The books and financial records for each fiscal year will be kept in a secure place by the FRANCHISEE and will be available for audit by COST CUTTERS for at least the preceding five (5) years. The FRANCHISEE will provide COST CUTTERS with adequate facilities to conduct the audit, including a working area with a desk and chair at either the Franchised Location or at the FRANCHISEE'S accountants' offices. If an audit by COST CUTTERS reveals any deficiencies, then the FRANCHISEE will, within five (5) days after receipt of an invoice from COST CUTTERS indicating the amounts owed, pay COST CUTTERS any deficiency in Continuing Fees or other amounts owed to COST CUTTERS, together with interest as provided for herein. If an audit by COST CUTTERS results in a determination that the FRANCHISEE'S Gross Revenues were understated by more than two percent (2%), or that the FRANCHISEE has underpaid the weekly Continuing Fees by more than Five Hundred Dollars ($500) in any twelve (12) month period, then the FRANCHISEE will, in addition to paying any deficiency in Continuing Fees, Advertising Fees, costs of products purchased from COST CUTTERS or other amounts due to COST CUTTERS, reimburse COST CUTTERS for all costs and expenses (including salaries of COST CUTTERS' employees, travel costs, room and board, and audit fees) that COST CUTTERS has incurred as a result of the audit, including any fees paid to its accountants to conduct the audit. The FRANCHISEE will reimburse COST CUTTERS for such costs and expenses within ten (10) days of receipt of an invoice from COST CUTTERS indicating the amount owed as a result of the audit. The FRANCHISEE'S failure or refusal to produce the books and financial records for audit by COST CUTTERS in accordance with this Article 19.4 will constitute a material breach of this Agreement and will be grounds for the immediate termination of this Agreement by COST CUTTERS.

19.5 WAIVER BY FRANCHISEE. COST CUTTERS will have the right, without notice to, or further approval of or authorization by the FRANCHISEE, to provide all vendors that supply any

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products, goods or services to the FRANCHISEE with copies of the FRANCHISEE'S:
(A) initial application and all financial information that was provided to COST CUTTERS in conjunction with such application; (B) most recent financial information provided to COST CUTTERS; and (C) most recent annual financial statements provided to COST CUTTERS. COST CUTTERS will also have the right to obtain credit reports maintained by credit reporting agencies regarding the FRANCHISEE and the right to review the books and records maintained by the vendors or suppliers that supply products, goods or services to the FRANCHISEE regarding the purchase made by the FRANCHISEE. This Agreement will serve as evidence of COST CUTTERS' right to review such information and will constitute the authority from the FRANCHISEE for credit reporting agencies, vendors and suppliers to provide such information to COST CUTTERS.

19.6 PAYMENT BY PRE-AUTHORIZED BANK TRANSFER. The FRANCHISEE will execute an authorization for direct payment in the form attached hereto as Exhibit "B" and will, from time to time during the term of this Agreement, execute such other documents as COST CUTTERS may request to provide the FRANCHISEE'S unconditional and irrevocable authority and direction to its bank or financial institution authorizing and directing the FRANCHISEE'S bank or financial institution to pay and deposit directly to the account of COST CUTTERS, and to charge to the account of the FRANCHISEE, on Thursday of each week, the amount of the Continuing Fees, Advertising Fees and other sums due and payable by the FRANCHISEE pursuant to this Agreement in accordance with Article 5 and Article 6 of this Agreement. The FRANCHISEE'S authorizations will permit COST CUTTERS to designate the amount to be debited or drafted from the FRANCHISEE'S account and to adjust such amount from time to time, to the amount of the Continuing Fees, Advertising Fees and other sums then payable to COST CUTTERS from the FRANCHISEE. If the FRANCHISEE fails at any time to provide reports of Gross Revenues as required under Article 19.3 of this Agreement, then COST CUTTERS will have the right, in its sole discretion, to estimate the amount of the Continuing Fees, Advertising Fees and other sums due and payable to COST CUTTERS, and to designate such estimated amount as the amount to be debited or drafted from the FRANCHISEE'S account. The FRANCHISEE will, at all times during the term of this Agreement, maintain a balance in its account at its bank or financial institution sufficient to allow the appropriate amount to be debited from the FRANCHISEE'S account for payment of the Continuing Fees, Advertising Fees and other sums payable by the FRANCHISEE for deposit in the account of COST CUTTERS.

                                   ARTICLE 20
                                   ASSIGNMENT

20.1 ASSIGNMENT BY COST CUTTERS. This Agreement may be unilaterally assigned and transferred by COST CUTTERS without the FRANCHISEE'S approval or consent, and will inure to the benefit of COST CUTTERS' successors and assigns. COST CUTTERS will provide the FRANCHISEE with written notice of any such assignment or transfer, and the assignee will be required to fulfill COST CUTTERS' obligations under this Agreement.

20.2 ASSIGNMENT BY FRANCHISEE TO CORPORATION. If the FRANCHISEE is an individual or a partnership, this Agreement may be transferred or assigned by the FRANCHISEE, without first offering it to COST CUTTERS pursuant to Article 13, to a corporation which is owned or controlled (ownership of at least fifty-one percent (51%) of the issued and outstanding capital stock) by the FRANCHISEE, provided that: (A) the FRANCHISEE and all of the shareholders of the assignee corporation sign the personal guaranty and agreement to be bound by the terms and conditions of this Agreement attached hereto; (B) the FRANCHISEE furnishes prior written proof to COST CUTTERS substantiating that the corporation will be financially able to perform all of the terms and conditions of this Agreement; and (C) none of the shareholders owns, operates, franchises, develops, manages or controls any hairstyling, barber or other business that is in any way competitive with or similar to a Cost

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Cutters business. The FRANCHISEE will give COST CUTTERS fifteen (15) days written notice prior to the proposed date of assignment or transfer of this Agreement to an owned or controlled corporation of the FRANCHISEE; however, the transfer or assignment of this Agreement will not be valid or effective until COST CUTTERS has received the legal documents which its legal counsel deems necessary to properly and legally document the transfer or assignment of this Agreement to the corporation as provided herein.

20.3 ASSIGNMENT UPON DEATH OR DISABILITY OF INDIVIDUAL FRANCHISEE. If the FRANCHISEE is an individual, then this Agreement may be assigned, transferred or bequeathed by the FRANCHISEE to any designated person or beneficiary without first being offered to COST CUTTERS pursuant to Article 13 upon his or her death or permanent disability. However, the assignment of this Agreement to the transferee, assignee or beneficiary of the FRANCHISEE will not be valid or effective until COST CUTTERS has received the properly executed legal documents which its legal counsel deems necessary to properly and legally document the transfer, assignment or bequest of this Agreement, and until the transferee, assignee or beneficiary agrees to be unconditionally bound by the terms and conditions of this Agreement and to personally guarantee the performance of the FRANCHISEE'S obligations under this Agreement.

20.4 APPROVAL OF TRANSFER; CONDITIONS FOR APPROVAL. The rights granted to the FRANCHISEE pursuant to this Agreement may be assigned or transferred by the FRANCHISEE only with the prior written approval of COST CUTTERS. COST CUTTERS will not unreasonably withhold its consent to any transfer of this Agreement provided that the FRANCHISEE and the transferee Franchisee comply with the following conditions: (A) the FRANCHISEE has complied in all respects with
Article 13 of this Agreement; (B) all of the FRANCHISEE'S monetary obligations due to COST CUTTERS have been paid in full, and the FRANCHISEE is not otherwise in default under this Agreement; (C) the FRANCHISEE has executed a written agreement in a form satisfactory to COST CUTTERS in which the FRANCHISEE agrees to observe all applicable obligations and covenants contained in this Agreement;
(D) the transferee Franchisee and its shareholders agree to be personally liable to discharge all of the FRANCHISEE'S obligations under this Agreement, and will enter into a written agreement in a form satisfactory to COST CUTTERS assuming and agreeing to discharge all of the FRANCHISEE'S obligations and covenants under this Agreement; (E) the transferee Franchisee will have demonstrated to COST CUTTERS' satisfaction that he, she or it meets COST CUTTERS' managerial, financial and business standards for new Franchisees, possesses a good business reputation and credit rating, and possesses the aptitude and ability to conduct the franchised business (as may be evidenced by prior related business experience or otherwise); (F) the transferee Franchisee and all parties having a legal or beneficial interest in the transferee Franchisee including, if applicable, the shareholders and Personal Guarantors of the transferee Franchisee will execute COST CUTTERS' then-current standard Franchise Agreement for a term ending on the expiration date of this Agreement and such other ancillary agreements as COST CUTTERS may require for the transfer of the FRANCHISEE'S Business; (G) the transferee Franchisee will not be required to pay the Initial Fee, however, the transferee Franchisee will be required to pay the Continuing Fees and the Advertising Fees to COST CUTTERS at the rate specified in this Agreement; (H) the transferee Franchisee has purchased the Franchised Location or has acquired a lease for the Franchised Location for a reasonable term consistent with the remaining term of this Agreement; (I) the transferee Franchisee (and its District Manager if one is employed) must successfully complete the training program(s) prescribed by COST CUTTERS; (J) the transferee Franchisee will pay the salaries, fringe benefits, payroll taxes, unemployment compensation, workers' compensation insurance, hotel costs, travel costs and other expenses for all persons sent to the training program(s), and will pay to COST CUTTERS COST CUTTERS' then-current training fee for each person attending COST CUTTERS' training program(s); (K) the FRANCHISEE has paid the transfer fee required under Article 20.6; (L) the transferee Franchisee has paid the Training Program Deposit required under Article 20.7; (M) the transferee Franchisee does not own, operate, franchise, develop, manage or control any hairstyling, barber or other business that is in any way competitive with or similar to a Cost Cutters business; and (N) if the transferee Franchisee does not meet COST CUTTERS' net worth requirements for operation of the Cost Cutters Business, then the FRANCHISEE and/or its shareholders and the Personal Guarantors will execute a written agreement in a form satisfactory to COST CUTTERS agreeing to remain liable to COST CUTTERS for the obligations of the Cost Cutters Business.

20.5 ACKNOWLEDGMENT OF RESTRICTIONS. The FRANCHISEE acknowledges and agrees that the restrictions on transfer imposed herein are reasonable and are necessary to protect the Cost Cutters Business System and the Marks, as well as COST CUTTERS' reputation and image, and are for the protection of COST CUTTERS, the FRANCHISEE and all other franchisees who own and operate Cost Cutters businesses. Any assignment or transfer permitted by this Article 20 will not be effective until COST CUTTERS receives a completely executed copy of all transfer documents and COST CUTTERS consents to the transfer in writing, and any attempted assignment or transfer made without complying with the requirements of this Article 20 will be void.

20.6 TRANSFER FEE. If, pursuant to the terms of this Article 20, the rights granted to the FRANCHISEE in this Agreement are assigned, transferred or bequeathed to another person or entity, or if the FRANCHISEE'S shareholders transfer over fifty percent (50%) of their capital stock to another person or entity, then the FRANCHISEE will pay COST CUTTERS a transfer fee of One Thousand Dollars ($1,000). This fee is to cover the costs incurred by COST CUTTERS for attorneys' fees, accountants' fees, compliance with applicable laws, out-of-pocket expenses, long distance telephone calls, and the time of its employees and officers.

20.7 TRAINING PROGRAM DEPOSIT. If, pursuant to the terms of this Article 20, the rights granted in this Agreement are assigned, transferred or bequeathed to another person or entity, or if the FRANCHISEE'S shareholders transfer over fifty percent (50%) of their capital stock to another person or entity, then, as a condition (in addition to the other conditions expressed in this Article 20) to the approval by COST CUTTERS of such assignment, transfer or bequest, the transferee Franchisee will pay COST CUTTERS a training program deposit which will be refunded to the transferee Franchisee in its entirety upon the transferee Franchisee's successful completion of COST CUTTERS' training program. The amount of the training program deposit to be paid to COST CUTTERS is Two Thousand Dollars ($2,000) if the Franchised Location is located within ninety
(90) miles of COST CUTTERS' training facility located in Minneapolis, Minnesota. If the Franchised Location is located more than ninety (90) miles from COST CUTTERS' training facility, then the amount of the training program deposit to be paid to COST CUTTERS is Three Thousand Dollars ($3,000).

                                   ARTICLE 21
                SITE SELECTION; STANDARD STORE LAYOUTS AND PLANS

21.1 SITE SELECTION. The FRANCHISEE will be solely responsible for selecting a site for the Franchised Location and for purchasing, leasing or otherwise acquiring possession of the site for the Franchised Location. COST CUTTERS has strongly recommended that the FRANCHISEE should retain an experienced commercial real estate broker or salesperson ("real estate broker") who has at least five
(5) years experience in locating and/or leasing retail space to locate, acquire, purchase or lease a site for the FRANCHISEE'S Cost Cutters Business. Accordingly, no provision of this Agreement may be construed to impose any obligation or responsibility on COST CUTTERS to locate or select a site for the Franchised Location. The FRANCHISEE will not lease, purchase or otherwise acquire a site for the Franchised Location until the proposed site has been reviewed in writing by COST CUTTERS to determine accessibility, visibility, potential traffic flows and other demographic information. The review of the site conducted by COST CUTTERS will not be deemed to be a warranty, representation or guaranty by COST CUTTERS that if the FRANCHISEE'S Cost Cutters Business is opened and operated at that site, it will be a financial success. COST CUTTERS will have the right to require the FRANCHISEE to obtain, at the FRANCHISEE'S expense, an economic feasibility and demographics study for the proposed site of the Franchised Location. Any feasibility and demographics study required by COST CUTTERS will be completed by a real estate expert mutually agreed upon by COST CUTTERS and the FRANCHISEE in writing.

21.2 STANDARD STORE LAYOUTS AND PLANS. After the Franchised Location has been leased or acquired, the FRANCHISEE will, within sixty (60) days of the date of this Agreement, provide COST CUTTERS with the following information for the Franchised Location: (A) a copy of the executed lease (if applicable); (B) the store front elevation; (C) space documentation (size and lay-out); (D) location of the plumbing and electrical sources; (E) local signage requirements, laws and regulations; and (F) all other pertinent information. Based upon the information provided by the FRANCHISEE, COST CUTTERS will provide approved store layouts and plans for the Franchised Location. The FRANCHISEE will construct or remodel the Franchised Location in strict compliance with the store layouts and plans provided by COST CUTTERS. Any unauthorized variance from the store layouts and plans prepared by COST CUTTERS will be a material breach of this Agreement. Providing store layouts and plans does not constitute a representation, warranty or guaranty by COST CUTTERS that the site will be a financially successful location for the FRANCHISEE'S Cost Cutters Business, and the FRANCHISEE assumes all business and economic risks associated with the operation of the Cost Cutters Business at this site.

21.3 INCORRECT INFORMATION. In the event any of the information provided to COST CUTTERS by the FRANCHISEE pursuant to this Article is incorrect, inaccurate or incomplete, then the FRANCHISEE will pay for all costs and expenses incurred by COST CUTTERS in revising the store layouts and plans prepared by COST CUTTERS for the Franchised Location.

21.4 FRANCHISEE RESPONSIBLE FOR CONSTRUCTION OR REMODELING. The FRANCHISEE will be solely responsible for ascertaining and insuring that the Franchised Location is constructed or remodeled according to the store layouts and plans provided by COST CUTTERS and is in compliance with all applicable local, state and federal laws, ordinances, statutes and building codes, including compliance with the Americans with Disabilities Act. Accordingly, the FRANCHISEE or its agent will be responsible for inspecting the premises during construction or remodeling to insure that the Franchised Location complies with the store layouts and plans and with applicable laws and ordinances.

21.5 COST CUTTERS' OPTION TO VIEW FRANCHISED LOCATION. COST CUTTERS may, at its expense, view the Franchised Location during construction or remodeling at such times as it deems necessary for the purpose of determining the progress of the construction or remodeling and to ascertain that the interior and exterior of the Franchised Location are generally being constructed or remodeled according to the store layouts and plans. COST CUTTERS' viewing of the Franchised Location during construction or remodeling will not be for the purpose of determining that the Franchised Location is being constructed or remodeled in a workmanlike manner or in compliance with any applicable laws or ordinances. Accordingly, COST CUTTERS will have no responsibility or liability to the FRANCHISEE or any other person or entity if the Franchised Location is not constructed or remodeled according to the store layouts and plans, in a workmanlike manner or in compliance with any applicable laws or ordinances.

                                   ARTICLE 22
                     LEASE AS SECURITY; TERMINATION OF LEASE

22.1 COST CUTTERS' REVIEW OF LEASE. The lease for the Franchised Location (the "Lease") will be submitted to COST CUTTERS by the FRANCHISEE for COST CUTTERS' review prior to


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


execution of the Lease by the FRANCHISEE. The Lease must, at a minimum, be conditional upon COST CUTTERS' approval of the FRANCHISEE and give COST CUTTERS the right to enter the premises to conduct inspections at any time during regular business hours, and the right, but not the obligation, to assume the Lease for the remaining term, in accordance with the provisions of this Article, if the FRANCHISEE is evicted by the Landlord or if this Agreement expires or is terminated by either COST CUTTERS or the FRANCHISEE for any reason prior to the expiration of the Lease. COST CUTTERS' review of the Lease prior to its execution will not be for the purpose of approving the legal aspects, economics or rental terms of the Lease. Accordingly, COST CUTTERS will have no responsibility to the FRANCHISEE with regard to the economics, legality or enforceability of the Lease.

22.2 FRANCHISEE'S ASSIGNMENT OF LEASE. The FRANCHISEE hereby assigns and transfers all of its right, title and interest in and to the Lease (which is incorporated herein by reference) to COST CUTTERS as security for the FRANCHISEE'S performance of the terms and conditions of this Agreement. If this Agreement is terminated by either COST CUTTERS or the FRANCHISEE for any reason whatsoever, if the FRANCHISEE wrongfully terminates this Agreement by failing to comply with Article 10 or for any other reason, if the FRANCHISEE at any time ceases to do business at the Franchised Location as a Cost Cutters Business, or if this Agreement expires and the FRANCHISEE does not reacquire the franchise (an "Event of Default"), then COST CUTTERS will have the right and option, but not the obligation, to take and assume the Lease for the remaining term under the same terms and conditions, including rental, as originally contracted by the FRANCHISEE. The FRANCHISEE will execute a UCC-1 Financing Statement and such other documents as may be reasonably required by COST CUTTERS' attorneys to perfect and record COST CUTTERS' security interest in the Lease.

22.3 PERFECTED ASSIGNMENT; NOTICE. This assignment will constitute a perfected, absolute and present assignment of the Lease; however, COST CUTTERS will have no right under this assignment to enforce the provisions of the Lease until an Event of Default has occurred. After an Event of Default has occurred, COST CUTTERS will have the right, but not the obligation, to enforce the provisions of this assignment and to take possession of the Franchised Location by giving the FRANCHISEE and the Landlord written notice that it has affirmatively exercised its rights under this assignment. The written notice will state: (A) that COST CUTTERS is taking and assuming the Lease from the FRANCHISEE; (B) the date that COST CUTTERS will take physical possession of the Franchised Location; and (C) that COST CUTTERS agrees to be bound by the terms and conditions of the Lease being assumed. COST CUTTERS will execute an assignment form at the time it gives written notice to the FRANCHISEE and the Landlord of its assumption of the Lease.

22.4 NO PRIOR ASSIGNMENTS. The FRANCHISEE represents and warrants that there have been no prior assignments of the Lease by the FRANCHISEE, that it has good right to assign and transfer the Lease, that the Lease is a valid and enforceable agreement, that neither party is in default to the other thereunder and that all covenants, conditions and agreements have been performed as required therein, except those not due to be performed until after the date hereof. No change in the terms of the Lease will be valid without the written approval of COST CUTTERS. The FRANCHISEE agrees not to assign, sell, pledge or otherwise transfer or encumber its interest in the Lease so long as this assignment is in effect. During the term of this Agreement, the FRANCHISEE will not lease or sublease all or any part of the Franchised Location without COST CUTTERS' prior written consent.

22.5 ENFORCEMENT OF FRANCHISEE'S RIGHTS. The FRANCHISEE hereby irrevocably constitutes and appoints COST CUTTERS as its attorney-in-fact to demand, receive and enforce the FRANCHISEE'S rights with respect to the Lease, to make payments under the Lease and give appropriate receipts, releases and satisfactions for and on behalf of and in the name of the FRANCHISEE or, at the option of COST CUTTERS, in the name of COST CUTTERS, with the same force and effect as the FRANCHISEE could do if this assignment had not been made.


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


22.6 COST CUTTERS' RIGHTS AND REMEDIES. Upon taking physical possession of the Franchised Location, COST CUTTERS may, without affecting any of its rights or remedies against the FRANCHISEE under any other instrument, document or agreement, exercise its rights under this assignment as the FRANCHISEE'S attorney-in-fact in any manner permitted by law and, in addition, COST CUTTERS will have and possess, without limitation, any and all rights and remedies of a secured party under the Uniform Commercial Code, as enacted in the jurisdiction in which enforcement is sought or as provided by law.

22.7 PRORATION OF RENTS AND EXPENSES. At the time COST CUTTERS takes physical possession of the Franchised Location, all charges, real estate taxes, utilities and rentals will be prorated between COST CUTTERS and the FRANCHISEE. COST CUTTERS will have no obligation to pay any past due obligations or arrearages of the FRANCHISEE to any person or entity, including the Landlord.

22.8 POSSESSION; OBLIGATIONS OF COST CUTTERS AND FRANCHISEE. COST CUTTERS will hold the FRANCHISEE harmless from any and all obligations to the Landlord, including rental payments, arising out of the use of the Franchised Location from the date that COST CUTTERS takes physical possession of the Franchised Location. The FRANCHISEE will pay all amounts due to the Landlord and other parties under the Lease including, but not limited to, rentals, insurance, rental overrides, real estate taxes, repairs, and maintenance, up to and including the date that COST CUTTERS takes physical possession of the Franchised Location. With the specific and limited exception of rental payments and other obligations to the Landlord arising from COST CUTTERS' use of the Franchised Location after taking physical possession of the premises, the FRANCHISEE will indemnify and hold COST CUTTERS harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments, costs and expenses, including attorneys' fees, to which COST CUTTERS may become exposed, or which COST CUTTERS may incur, in exercising any of its rights under this assignment.

22.9 LANDLORD'S CONSENT TO ASSIGNMENT OF LEASE AS SECURITY. The FRANCHISEE will secure the Landlord's written consent to the provisions contained in this
Article in the form of consent attached as Exhibit "C" to this Agreement.

22.10 ASSIGNMENT BY COST CUTTERS. COST CUTTERS will have the right to reassign its right, title and interest in the Lease to any person or entity upon giving written notice to the FRANCHISEE and the Landlord without any consent whatever from the FRANCHISEE or the Landlord, and any such reassignment will be valid and binding upon the FRANCHISEE and the Landlord as fully as if each had expressly approved the same. Subject to the limitation on further assignment by the FRANCHISEE contained in Article 22.4, this assignment will be binding upon and inure to the benefit of the heirs, legal representatives, assigns, and successors in interest of the FRANCHISEE, COST CUTTERS and the Landlord.

22.11 LEASE NOT YET EXECUTED. In the event that the FRANCHISEE has not yet entered into a premises lease for the Franchised Location at the time this Agreement is executed, the provisions of Article 22.2, 22.3 and 22.5 of this Agreement will take effect immediately upon the execution of the Lease. The representations of the FRANCHISEE contained in Article 22.4 will be true and complete as of, and will be deemed to have been made at, the time the Lease is executed. The FRANCHISEE agrees to execute any additional documents as may be required by COST CUTTERS' attorneys to perfect the assignment of the Lease.

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                                   ARTICLE 23
                                   ARBITRATION

23.1 DISPUTES SUBJECT TO ARBITRATION. Except as expressly provided to the contrary in this Agreement, all disputes and controversies between the parties, including allegations of fraud, misrepresentation or violation of any state or federal laws or regulations, arising under, as a result of, or in connection with this Agreement, the Franchised Location or the FRANCHISEE'S Cost Cutters Business will be resolved and determined exclusively by Arbitration in accordance with the Commercial Rules and Regulations of the American Arbitration Association.

23.2 NOTICE OF DISPUTE. The party alleging the breach, claim, dispute or controversy ("dispute") must give the other party written notice setting forth the alleged dispute in detail. The party who is given such written notice alleging the dispute will have thirty (30) days after having been given such written notice from the complaining party to correct or resolve the dispute specified in the written notice.

23.3 DEMAND FOR ARBITRATION. If the dispute alleged by either party has not been corrected, settled or compromised within the time period provided for in this Agreement, then either party may notice Arbitration by giving the other party written notice demanding Arbitration. Within ten (10) days after a written demand for Arbitration has been given by the party demanding Arbitration, either party will have the right to request the appropriate office of the American Arbitration Association to initiate the procedures necessary to appoint an Arbitrator. The Arbitrator will be appointed within sixty (60) days after a written demand for Arbitration has been made in accordance with the Rules and Regulation of the American Arbitration Association.

23.4 VENUE AND JURISDICTION. All Arbitration hearings will take place exclusively in Minneapolis, Minnesota. COST CUTTERS and the FRANCHISEE and their officers, Directors and shareholders or partners and the Personal Guarantors acknowledge that the FRANCHISEE and its officers, Directors and employees have had substantial business and personal contacts with COST CUTTERS in Minnesota, do hereby agree and submit to personal jurisdiction in Minnesota in connection with any Arbitration hearings hereunder and any suits or actions brought to enforce the decision of the Arbitrator, and do hereby waive any rights they may have to contest venue and jurisdiction in Minnesota and any claims that venue and jurisdiction in Minnesota are invalid.

23.5 POWERS OF ARBITRATOR. The authority of the Arbitrator will be limited to making a finding, judgment, decision and award relating to the interpretation of or adherence to the written provisions of this Agreement. The Federal Rules of Evidence (the "Rules") will apply to all Arbitration hearings and the introduction of all evidence, testimony, records, affidavits, documents and memoranda in any Arbitration hearing must comply in all respects with the Rules and legal precedents interpreting the Rules. Both parties will have the absolute right to cross-examine any person who testified against them or in favor of the other party. The Arbitrator will not have the authority or right to add to, delete, amend or modify in any manner the terms, conditions and provisions of this Agreement. All findings, judgments, decisions and awards of the Arbitrator will be limited to the dispute set forth in the written demand for Arbitration, and the Arbitrator will not have the authority to decide any other issues. The Arbitrator will not have the right or authority to award punitive damages to COST CUTTERS or the FRANCHISEE or their officers, Directors, shareholders or partners and Personal Guarantors, and COST CUTTERS and FRANCHISEE and their officers, Directors, shareholders or partners, and Personal Guarantors expressly waive their rights to plead or seek punitive damages. All findings, judgments, decisions and awards by the Arbitrator will be in writing, will be made within sixty (60) days after the Arbitration hearings have been completed, and will be final and binding on COST CUTTERS and the FRANCHISEE, except as provided for in
Article 23.8. The written decision of the Arbitrator will be deemed to be an order, judgment and decree and may be entered as such in any Court of competent jurisdiction by either party.

23.6 NO COLLATERAL ESTOPPEL OR CLASS ACTIONS. Except as provided herein, all Arbitration findings, conclusions, orders and awards made by the Arbitrator will be final and binding on COST CUTTERS and the FRANCHISEE and their officers, Directors, shareholders or partners, and Personal Guarantors; however, such Arbitration findings, conclusions, orders and awards may not be used to collaterally estop either party from raising any like or similar issues, claims or defenses in any other or subsequent Arbitration, litigation, court hearing or other proceeding involving third parties or other franchisees. No party except COST CUTTERS, the FRANCHISEE, and their officers, Directors, shareholders or partners, and Personal Guarantors will have the right to join in any Arbitration proceeding arising under this Agreement, and, therefore, the Arbitrator will not be authorized to permit or approve class actions or to permit any person or entity that is not a party to this Agreement to be involved in or to participate in any Arbitration hearings conducted pursuant to this Agreement.

23.7 DISPUTES NOT SUBJECT TO ARBITRATION. The disputes and controversies between COST CUTTERS and the FRANCHISEE which are set forth in Article 24.1 and the following disputes and controversies between COST CUTTERS and the FRANCHISEE will not be subject to Arbitration: (A) any dispute involving the Marks or which arises under or as a result of Article 3 of this Agreement; (B) any dispute involving immediate termination of this Agreement pursuant to Article 9.5 and
9.6 of this Agreement; (C) any dispute involving enforcement of the confidentiality provisions set forth in Article 8 of this Agreement; and (D) any dispute involving enforcement of the covenants not to compete set forth in
Article 12 of this Agreement.

23.8 DE NOVO HEARING ON MERITS. If the Arbitrator awards either COST CUTTERS or the FRANCHISEE damages (including actual damages, costs and attorneys' fees) in excess of One Hundred Thousand Dollars ($100,000) in any Arbitration proceeding commenced pursuant to this Agreement, then the party who has been held liable by the Arbitrator will have the right to a de novo hearing on the merits by commencing an action in a court of competent jurisdiction in accordance with the provisions of this Agreement. If the party held liable by the Arbitrator commences a court action as provided for herein, then neither party will have the right to introduce the Arbitrator's decision or findings in any such court action and the Arbitrator's decision and findings will be of no force and effect and will not be final or binding on either COST CUTTERS or the FRANCHISEE. If the party who has been held liable by the Arbitrator for over One Hundred Thousand Dollars ($100,000) in damages fails to commence a court action within thirty (30) days after the Arbitrator issues his or her award in writing, then the Arbitrator's findings, judgments, decisions and awards will be final and binding on COST CUTTERS and the FRANCHISEE.

23.9 CONFIDENTIALITY. All evidence, testimony, records, documents, findings, decisions, judgments and awards pertaining to any Arbitration hearing between COST CUTTERS and the FRANCHISEE will be secret and confidential in all respects. COST CUTTERS and the FRANCHISEE will not disclose the decision or award of the Arbitrator and will not disclose any evidence, testimony, records, documents, findings, orders, or other matters from the Arbitration hearing to any person or entity except as required by law.

23.10 SEVERABILITY. It is the desire and intent of the parties to this Agreement that the provisions of this Article be enforced to the fullest extent permissible under the laws and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any part of this Article is adjudicated to be invalid or unenforceable, then this Article will be deemed amended to delete that portion thus adjudicated to be invalid or unenforceable to the extent required to make this Article valid and enforceable. Any such deletion will be effective only in the jurisdiction in which the adjudication is made. Further, to the extent any provision of this Article is deemed unenforceable by virtue of its scope, the parties to this Agreement agree that the same will, nevertheless, be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction where enforcement is sought, and the scope in such a case will be determined by Arbitration as provided herein.

                                   ARTICLE 24
                                   ENFORCEMENT

24.1 INJUNCTIVE RELIEF. In addition to the provisions of Article 23.7, COST CUTTERS will have the right to petition a Court of competent jurisdiction for the entry of temporary and permanent injunctions and orders of specific performance enforcing the provisions of this Agreement relating to: (A) the FRANCHISEE'S improper or unauthorized use of the Marks and the Business System;
(B) the obligations of the FRANCHISEE upon termination or expiration of this Agreement; (C) the transfer or assignment of this Agreement, the franchised Business or substantially all of the assets employed in the franchised Business, or the ownership interests of the FRANCHISEE; (D) the FRANCHISEE'S violation of the provisions of this Agreement relating to confidentiality and covenants not to compete; and (E) any act or omission by the FRANCHISEE or the FRANCHISEE'S employees that, (1) constitutes a violation of any applicable law, ordinance or regulation, (2) is dishonest or misleading to customers of the FRANCHISEE'S Cost Cutters Business or other Cost Cutters businesses, (3) constitutes a danger to the employees, public or customers of the FRANCHISEE'S Cost Cutters Business, or
(4) may impair the goodwill associated with the Marks and the Business System. In any action brought under this provision where COST CUTTERS prevails against the FRANCHISEE, the FRANCHISEE will indemnify COST CUTTERS for all costs that it incurs in any such proceedings including, without limitation, attorneys' fees actually incurred, expert witness fees, costs of investigation, court costs, travel and living expenses, and all other costs incurred by COST CUTTERS. Unless provided to the contrary by applicable law, COST CUTTERS will be entitled to obtain injunctive relief without the posting of any bond or security.

24.2 SEVERABILITY. All provisions of this Agreement are severable and this Agreement will be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained herein and partially valid and enforceable provisions will be enforced to the extent valid and enforceable. If any applicable law or rule of any jurisdiction requires a greater prior notice of the termination of or refusal to renew this Agreement than is required hereunder or the taking of some other action not required hereunder, or if under any applicable and binding law of any jurisdiction, any provision of this Agreement or any specification, standard or operating procedure prescribed by COST CUTTERS is invalid or unenforceable, the prior notice or other action required by such law or rule will be substituted for the notice requirements hereof, or such invalid or unenforceable provision, specification, standard or operating procedure will be modified to the extent required to be valid and enforceable. Such modifications to this Agreement will be effective only in such jurisdiction and will be enforced as originally made and entered into in all other jurisdictions.

24.3 WAIVER. COST CUTTERS and the FRANCHISEE may, by written instrument signed by COST CUTTERS and the FRANCHISEE, waive any obligation of or restriction upon the other under this Agreement. Acceptance by COST CUTTERS of any payment by the FRANCHISEE and the failure, refusal or neglect of COST CUTTERS to exercise any right under this Agreement or to insist upon full compliance by the FRANCHISEE of its obligations hereunder including, without limitation, any mandatory specification, standard or operating procedure, will not constitute a waiver by COST CUTTERS of any provision of this Agreement. COST CUTTERS will have the right to waive obligations or restrictions for other franchisees under their Franchise Agreements without waiving those obligations or restrictions for the FRANCHISEE and, except to the extent provided by law, COST CUTTERS will have the right to negotiate terms and conditions, grant concessions and waive obligations for other franchisees of COST CUTTERS without granting those same rights to the FRANCHISEE and without incurring any liability to the FRANCHISEE whatsoever.

24.4 NO RIGHT TO OFFSET. The FRANCHISEE will not, on grounds of the alleged nonperformance by COST CUTTERS of any of its obligations under this Agreement, any other contract between COST CUTTERS and the FRANCHISEE, or for any other reason, withhold payment of any Continuing Fees, Advertising Fees or any other fees or payments due COST CUTTERS under this Agreement or any other contract, promissory note or other obligation payable by the FRANCHISEE to COST CUTTERS. The FRANCHISEE will not have the right to "offset" or withhold any liquidated or unliquidated amounts allegedly due to the FRANCHISEE from COST CUTTERS against the Continuing Fees, the Advertising Fees or any other payments due to COST CUTTERS under this Agreement or any other contract, promissory note or other obligation payable by the FRANCHISEE to COST CUTTERS.

24.5 COST CUTTERS' RIGHTS CUMULATIVE. The rights of COST CUTTERS hereunder are cumulative and no exercise or enforcement by COST CUTTERS of any right or remedy hereunder will preclude the exercise or enforcement by COST CUTTERS of any other right or remedy hereunder or which COST CUTTERS is entitled by law to enforce.

24.6 VENUE AND JURISDICTION. Unless otherwise required under applicable law, all Arbitration hearings, litigation, court hearings or other hearings initiated by either party against the other party must and will be venued exclusively in Hennepin County, Minnesota. The FRANCHISEE, each of its officers, Directors and shareholders, and the Personal Guarantors: (A) acknowledge that Minneapolis, Minnesota is a mutually convenient location for the venue and conduct of any legal or enforcement proceedings; (B) do hereby agree and submit to personal jurisdiction in the State of Minnesota for the purposes of any Arbitration hearings, litigation, court hearings or other hearings brought to enforce or construe the terms of this Agreement or to resolve any dispute or controversy arising under, as a result of, or in connection with this Agreement, the Franchised Location or the FRANCHISEE'S Cost Cutters Business; and (C) do hereby agree and stipulate that any Arbitration hearings, litigation, court hearings and other hearings will be venued and held exclusively in Hennepin County, Minnesota, and waive any rights to contest such venue and jurisdiction and any claims that such venue and jurisdiction are invalid.

24.7 AGREEMENT BINDING ON HEIRS AND ASSIGNS. This Agreement is binding upon the parties hereto and their respective executors, administrators, heirs, assigns and successors in interest.

24.8 JOINT AND SEVERAL LIABILITY. If the FRANCHISEE consists of more than one person, their liability under this Agreement will be deemed to be joint and several.

24.9 ENTIRE AGREEMENT. This FRANCHISE AGREEMENT supersedes and terminates all prior agreements relating to the operation of a Cost Cutters Business by the FRANCHISEE at the Franchised Location, either oral or in writing, between the parties and therefore, any representations, inducements, promises or agreements between the parties not contained in this Agreement or not in writing signed by the President or a Vice President of COST CUTTERS and the FRANCHISEE will not be enforceable. This Agreement will not supersede or terminate any written Development Agreement or Franchise Agreement(s) executed prior to the date of this Agreement relating to other Cost Cutters franchises that are or will be owned and operated by the FRANCHISEE. The preambles are a part of this Agreement, which constitutes the entire agreement of the parties, and there are no other oral or written understandings or agreements between COST CUTTERS and the FRANCHISEE relating to the subject matter of this Agreement.

24.10 HEADINGS; TERMS. The headings of the Articles and the provisions thereof are for convenience only and do not define, limit or construe the contents of such Articles. The term


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


"FRANCHISEE" as used herein is applicable to one or more individuals, a corporation or a partnership, as the case may be, and the singular usage includes the plural, and the masculine usage includes the neuter and the feminine, and the neuter usage includes the masculine and the feminine. References to "FRANCHISEE," "assignee" and "transferee" which are applicable to an individual or individuals will mean the principal owner or owners of the equity or operating control of the FRANCHISEE or any such assignee or transferee if the FRANCHISEE or such assignee or transferee is a corporation or partnership. If the FRANCHISEE consists of more than one individual, then all individuals will be bound jointly and severally by the terms and conditions of this Agreement.

24.11 NO ORAL MODIFICATION. No modification, change, addition, rescission, release, amendment or waiver of this Agreement and no approval, consent or authorization required by any provision of this Agreement may be made except by a written agreement subscribed to by duly authorized officers or partners of the FRANCHISEE and the President or a Vice President of COST CUTTERS. COST CUTTERS and the FRANCHISEE will not have the right to amend or modify this Agreement orally or verbally, and any attempt to do so will be void in all respects.

24.12 EFFECT OF WRONGFUL TERMINATION. If either COST CUTTERS or the FRANCHISEE takes any action to terminate this Agreement or to convert the FRANCHISEE'S Cost Cutters Business to another business, and if such action was taken without first complying with the applicable terms and conditions (including the notice and opportunity to cure provisions) of this Agreement, then such action will not relieve either party of, or release either party from, any of its obligations under this Agreement, and the terms and conditions of this Agreement will remain in full force and effect and the parties will be obligated to perform all terms until such time as this Agreement expires or is terminated in accordance with the provisions of this Agreement and applicable law, as determined by an Arbitrator or a Court of competent jurisdiction.

                                   ARTICLE 25
                                     NOTICES

All notices to COST CUTTERS will be in writing and will be made by personal service upon an officer or Director of COST CUTTERS or sent by prepaid registered or certified United States mail addressed to COST CUTTERS at 300 Industrial Boulevard N.E., Minneapolis, Minnesota 55413 with a copy to John W. Fitzgerald, Esq, Gray, Plant, Mooty, Mooty & Bennett, P.A., 3400 City Center, 33 South Sixth Street, Minneapolis, Minnesota 55402-3796. All notices to the FRANCHISEE will be by personal service upon the FRANCHISEE, District Manager or a salon manager or assistant manager, (or, if applicable, an officer or Director of the FRANCHISEE), or sent by prepaid registered or certified United States mail addressed to the FRANCHISEE at the Franchised Location or such other address as the FRANCHISEE may designate in writing or by delivery to any employee of the FRANCHISEE by a recognized overnight delivery service (such as Federal Express or UPS) which requires a written receipt of delivery from the addressee. Notice by mail is effective upon depositing the same in the mail in the manner provided above, notice by personal service is effective upon obtaining service and notice by overnight delivery service is effective upon delivery by such delivery service.

                                   ARTICLE 26
                                 ACKNOWLEDGMENTS

26.1 BUSINESS RISKS; NO FINANCIAL PROJECTIONS. The FRANCHISEE acknowledges that it has conducted an independent investigation of the Cost Cutters Business franchised hereunder, and recognizes that the business venture contemplated by this Agreement involves business and economic risks and that the financial and business success of the Business will be primarily dependent upon the personal efforts of the FRANCHISEE, its management and employees. COST CUTTERS expressly


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


disclaims the making of, and the FRANCHISEE acknowledges that it has not received, any estimates, projections, warranties or guaranties, express or implied, regarding potential Gross Revenues, profits, earnings or the financial success of the FRANCHISEE'S Cost Cutters Business, except as expressly set forth in writing in COST CUTTERS' Uniform Franchise Offering Circular, receipt of which is acknowledged by the FRANCHISEE.

26.2 NO INCOME OR REFUND WARRANTIES. The FRANCHISEE acknowledges that COST CUTTERS does not warrant or guarantee to the FRANCHISEE that the FRANCHISEE will derive income or profit from the FRANCHISEE'S Cost Cutters Business or that COST CUTTERS will refund all or part of the Initial Fee or the price paid for the FRANCHISEE'S Cost Cutters Business or repurchase any of the products, merchandise, furniture, fixtures, equipment, supplies or chattels supplied by COST CUTTERS or an approved supplier if the FRANCHISEE is unsatisfied with its Cost Cutters Business.

26.3 TERMS OF OTHER FRANCHISES MAY DIFFER. The FRANCHISEE acknowledges that other Franchisees of COST CUTTERS have or will be granted franchises at different times and in different situations, and further acknowledges that the terms and conditions of such franchises and the resulting Franchise Agreements may vary substantially in economics, form and in substance from those contained in this Agreement.

26.4 RECEIPT OF UNIFORM FRANCHISE OFFERING CIRCULAR. The FRANCHISEE acknowledges that it received a copy of this Agreement with all material blanks fully completed at least five (5) business days prior to the date that this Agreement was executed. The FRANCHISEE further acknowledges that it received a Cost Cutters Uniform Franchise Offering Circular at least ten (10) business days prior to the date on which this Agreement was executed.

26.5 CITY LOOKS(R) AND HAIR PERFORMERS(R) BUSINESSES. The FRANCHISEE agrees and acknowledges that the "City Looks(R)," "City Looks Salons International(R)" and "The Barbers(R)" businesses ("City Looks(R) businesses") which are operated and franchised by The Barbers, Hairstyling For Men & Women, Inc. ("The Barbers") and that the "Hair Performers(R)" businesses serviced by The Barbers, are full service hair salons that address different markets and, thus, are not competitive with Cost Cutters businesses. Further, the FRANCHISEE acknowledges and agrees that The Barbers will have the absolute right to develop, own, manage, license or franchise City Looks(R) and Hair Performers(R) businesses at any location in the world, and the FRANCHISEE hereby waives any and all rights that it may have or allege against COST CUTTERS or any affiliate of COST CUTTERS resulting from the opening of any City Looks(R) or Hair Performers(R) business, including those City Looks(R) or Hair Performers(R) business that may be near, adjacent or contiguous to the FRANCHISEE'S Cost Cutters Business.

26.6 WE CARE HAIR(R) AND FAMILY HAIRCUT(R) BUSINESSES. The FRANCHISEE agrees and acknowledges that the "We Care Hair(R)" businesses which are franchised by WCH, Inc., a wholly-owned subsidiary of The Barbers and the Family Haircut(R) business serviced by The Barbers ("We Care Hair(R) and Family Haircut(R) businesses") are hair salons that address similar markets and, thus, may be competitive with Cost Cutters businesses. Further, the FRANCHISEE acknowledges and agrees that WCH, Inc. and The Barbers will have the absolute right to develop, own, manage, license or franchise We Care Hair(R) and Family Haircut(R) businesses at any location in the world, and the FRANCHISEE hereby waives any and all rights that it may have or allege against COST CUTTERS or any affiliate of COST CUTTERS resulting from the opening of any We Care Hair(R) and Family Haircut(R) businesses, including those We Care Hair(R) or Family Haircut(R) business that may be near, adjacent or contiguous to the FRANCHISEE'S Cost Cutters Business.

26.7 OTHER HAIR CARE BUSINESSES. The FRANCHISEE acknowledges and agrees that The Barbers, WCH, Inc. and any affiliate of either organization will have the absolute right to develop, own, manage, license or franchise hair care or product businesses under any trademark, service mark or trade name at any location or through any channel of distribution anywhere in the world, and the FRANCHISEE hereby waives any and all rights that it may have or allege against The Barbers, WCH, Inc. or any affiliate of either organization resulting from the opening of any such hair care or product businesses, including those hair care or product businesses that may be near, adjacent or contiguous to the FRANCHISEE'S Cost Cutters Business.

                                   ARTICLE 27
                     DISCLAIMER; FRANCHISEE'S LEGAL COUNSEL

27.1 DISCLAIMER BY COST CUTTERS. COST CUTTERS expressly disclaims the making of any express or implied representations or warranties regarding the sales, earnings, income, profits, Gross Revenues, business or financial success, or value of the FRANCHISEE'S Business, except those expressly set forth in Item 19 of the Cost Cutters Uniform Franchise Offering Circular received by the FRANCHISEE.

27.2 ACKNOWLEDGMENTS BY FRANCHISEE. The FRANCHISEE acknowledges that it has not received any express or implied representations or warranties regarding the sales, earnings, income, profits, Gross Revenues, business or financial success, value of the Business or any other matters pertaining to the Cost Cutters Business from COST CUTTERS or any of COST CUTTERS' officers, employees or agents that were not contained in writing in the Uniform Franchise Offering Circular (including this Agreement) received by the FRANCHISEE ("representations or warranties"). The FRANCHISEE further acknowledges that if it had received any representations or warranties not contained in COST CUTTERS' Uniform Franchise Offering Circular, it would not have executed this Agreement, and the FRANCHISEE would have: (A) promptly notified the President of COST CUTTERS in writing of the person or persons making such representations or warranties; and (B) provided to COST CUTTERS a specific written statement detailing the representations or warranties made that were not contained in the Uniform Franchise Offering Circular received by the FRANCHISEE.

27.3 LEGAL REPRESENTATION. The FRANCHISEE acknowledges that this Agreement constitutes a legal document which grants certain rights to and imposes certain obligations upon the FRANCHISEE. The FRANCHISEE was advised by COST CUTTERS to consult an attorney or other advisor prior to the execution of this Agreement to review COST CUTTERS' Uniform Franchise Offering Circular and this Agreement in detail, to review the economics, operations and other business aspects of the Cost Cutters Business, to determine compliance with franchising and other applicable laws, to advise the FRANCHISEE about all federal, state and local laws, rules, ordinances, special regulations and statutes that apply to the FRANCHISEE'S Cost Cutters Business and to advise the FRANCHISEE about the economic risks, liabilities, obligations and rights under this Agreement. The name of the FRANCHISEE'S attorney or other advisor is:

         Name:
               -------------------------------------------------------

         Name of Firm:
                       -----------------------------------------------

         Address:
                  ----------------------------------------------------

         City, State, Zip Code:
                                --------------------------------------

         Telephone Number: (      )
                           -------------------------------------------


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         Fax Number: (      )
                     -------------------------------------------------

                                   ARTICLE 28
                       GOVERNING LAW; STATE MODIFICATIONS

28.1 GOVERNING LAW. Except to the extent governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. ss.1051 et seq.), this Agreement and the relationship between COST CUTTERS and the FRANCHISEE will be governed by the laws of the state in which the Franchised Location is located. The provisions of this Agreement which conflict with or are inconsistent with applicable governing law will be superseded and/or modified by such applicable law only to the extent such provisions are inconsistent. All other provisions of this Agreement will be enforceable as originally made and entered into upon the execution of this Agreement by the FRANCHISEE and COST CUTTERS.

28.2 STATE MODIFICATIONS. The following states have statutes which may supersede the provisions of this Agreement in the FRANCHISEE'S relationship with COST CUTTERS including the areas of termination and renewal of the Franchise:
ARKANSAS [Stat. Section 70-807], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Section 42-133e et seq.], DELAWARE [Code
Section 2552], HAWAII [Rev. Stat. Section 482E-1], ILLINOIS [815 ILCS 705/19 and 705/20], INDIANA [Stat. Section 23-2-2.7], IOWA [Code 523H.1-523H.17], MICHIGAN [Stat. Section 19.854(27)], MINNESOTA [Stat. Section 80C14], MISSISSIPPI [Code
Section 75-24-51], MISSOURI [Stat. Section 407.400], NEBRASKA [Rev. Stat.
Section 87-401], NEW JERSEY [Stat. Section 56:10-1], SOUTH DAKOTA [Codified Laws
Section 37-5A-51], VIRGINIA [Code 13.1-557-574-13.1-564], WASHINGTON [Code
Section 19.100.180], WISCONSIN [Stat. Section 135.03]. These and other states may have court decisions which may supersede the provisions of this Agreement in the FRANCHISEE'S relationship with COST CUTTERS including the areas of termination and renewal of the Franchise.

28.3 SEVERABILITY. The severability provisions of this Agreement contained in
Article 12.5, Article 23.10 and Article 24.2 of this Agreement will pertain to all of the applicable laws which conflict with or modify the provisions of this Agreement including, but not limited to, the provisions of this Agreement specifically addressed in Article 28.2 above.

                                   ARTICLE 29
                                   DEFINITIONS

For purposes of this Agreement, the following words will have the following definitions:

29.1 ABANDON. "Abandon" will mean the conduct of the FRANCHISEE, including acts of omission as well as commission, indicating the willingness, desire or intent of the FRANCHISEE to discontinue operating the franchised Business in accordance with the quality standards, uniform requirements and the Business System set forth in this Agreement and the Manual.

29.2 DESIGNATED MARKET AREA. "Designated Market Area" or "DMA" will mean each television market exclusive of another based upon a preponderance of television viewing hours as defined by the ratings service currently being utilized by COST CUTTERS or its designated advertising agency.

29.3 BUSINESS SYSTEM. "Business System" will mean the distinctive services and products which are associated with COST CUTTERS' trademarks, trade names, service marks, copyrights, interior and exterior building designs, slogans, signs, logos, commercial symbols and color combinations. "Business System" will include all of the uniform requirements, standards of quality and consistency, procedures, specifications, training, advertising and instructions promulgated by COST CUTTERS.

29.4 FINANCIAL STATEMENTS. "Financial statements" will mean a balance sheet, income statement, statement of cash flows and footnotes prepared in accordance with generally accepted accounting principles applied on a consistent basis and any other schedules or forms that may be required by COST CUTTERS.

29.5 GROSS REVENUES. "Gross Revenues" will mean the gross total dollar income of the FRANCHISEE'S Cost Cutters Business from all cash, credit or charge sales of all merchandise, products and services sold or rendered in, upon, about or resulting from, in connection with or as a result of the FRANCHISEE'S Cost Cutters Business, and will include all sales, receipts and revenues, in any form and from any and all sources whatsoever, including sales made to employees of the FRANCHISEE. This definition will be applicable regardless of whether such sales, receipts or revenues are produced or received by the FRANCHISEE, by any permitted sublicensee, tenant, agent, employee, concessionaire, vending machine, coin-operated machine or vendor of the FRANCHISEE, or by any other business associate of the FRANCHISEE who or which is associated with the FRANCHISEE in order to receive the benefits of the rights granted hereunder to the FRANCHISEE. "Gross Revenues" will include all sales made by the FRANCHISEE whether made for cash or on credit including, but not limited to, those sales charged or made for orders placed or deliveries from the Business franchised hereunder, including orders placed or filled, or services provided at a location other than the Franchised Location, including mail order. "Gross Revenues" will not include any sales, use or gross receipts tax imposed by any federal, state, municipal or governmental authority directly upon sales, if: (A) the amount of the tax is added to the selling price and is expressly charged to the customer; (B) a specific record is made at the time of each sale of the amount of such tax; and
(C) the amount thereof is paid over to the appropriate taxing authority by the FRANCHISEE.

29.6 QUARTERLY. "Quarterly" or "Quarter" will mean three (3) consecutive calendar months commencing on the first day of the FRANCHISEE'S fiscal or calendar year.


IN WITNESS WHEREOF, COST CUTTERS, the FRANCHISEE and the shareholders of the FRANCHISEE have respectively signed this Agreement effective as of the day and year first above written.


In the Presence of:                    "COST CUTTERS"


                                       The Barbers, Hairstyling for Men & Women,
                                       Inc.
-----------------------------------

                                       By
                                          -------------------------------------
                                        Its
                                            -----------------------------------

In the Presence of:                    "FRANCHISEE"

-----------------------------------    ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------


The undersigned individual shareholders of the FRANCHISEE hereby agree to be bound by the terms and conditions of this Agreement.

                                                                Percentage of
In the Presence of:              SHAREHOLDERS                     Ownership
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------
                                                                               %
------------------------------   ---------------------------  -----------------

The undersigned spouse(s) of the individual FRANCHISEE(S) hereby agree to be bound by the terms and conditions of this Agreement regarding confidentiality of information and covenants not to compete.


-----------------------------------     ----------------------------------------


-----------------------------------     ----------------------------------------
Print Name                              Print Name

                   PERSONAL GUARANTY AND AGREEMENT TO BE BOUND
                     PERSONALLY BY THE TERMS AND CONDITIONS
                           OF THIS FRANCHISE AGREEMENT

In consideration of the execution of this Agreement by COST CUTTERS, and for other good and valuable consideration, the undersigned, for themselves, their heirs, successors, and assigns, do jointly, individually and severally hereby become surety and guaranty for the payment of all amounts and the performance of the covenants, terms and conditions in this Agreement, to be paid, kept and performed by the FRANCHISEE.

Further, the undersigned, individually and jointly, hereby agree to be personally bound by each and every condition and term contained in this Agreement and agree that this PERSONAL GUARANTY will be construed as though the undersigned and each of them executed an Agreement containing the identical terms and conditions of this Agreement.

If the FRANCHISEE breaches the terms and conditions of this Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay COST CUTTERS all monies due and payable to COST CUTTERS under the terms and conditions of this Agreement.

In addition, if the FRANCHISEE fails to comply with any other terms and conditions of this Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to comply with the terms and conditions of this Agreement for and on behalf of the FRANCHISEE.

In addition, should the FRANCHISEE at any time be in default on any obligation to pay monies to COST CUTTERS or any subsidiary or affiliate of COST CUTTERS, whether for merchandise, products, supplies, furniture, fixtures, equipment, rent or other goods purchased by the FRANCHISEE from COST CUTTERS or any subsidiary or affiliate of COST CUTTERS or for any other indebtedness of the FRANCHISEE to COST CUTTERS or any subsidiary or affiliate of COST CUTTERS, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay all such monies due and payable from the FRANCHISEE to COST CUTTERS or any subsidiary or affiliate of COST CUTTERS.

It is further understood and agreed by the undersigned that the provisions, covenants and conditions of this GUARANTY will inure to the benefit of the successors and assigns of COST CUTTERS. Each of the undersigned hereby submits to personal jurisdiction in the state and federal courts of Minnesota with respect to any litigation pertaining to this GUARANTY, and agrees that all litigation pertaining to this GUARANTY will and must be venued exclusively in Hennepin County, Minnesota.

                               PERSONAL GUARANTORS


-------------------------------------    ---------------------------------------
INDIVIDUALLY                             INDIVIDUALLY

-------------------------------------    ---------------------------------------
Address                                  Address

-------------------------------------    ---------------------------------------
City           State       Zip Code      City             State         Zip Code

-------------------------------------    ---------------------------------------
Telephone                                Telephone



-------------------------------------    ---------------------------------------
INDIVIDUALLY                             INDIVIDUALLY

-------------------------------------    ---------------------------------------
Address                                  Address

-------------------------------------    ---------------------------------------
City           State       Zip Code      City             State         Zip Code

-------------------------------------    ---------------------------------------
Telephone                                Telephone



-------------------------------------    ---------------------------------------
INDIVIDUALLY                             INDIVIDUALLY

-------------------------------------    ---------------------------------------
Address                                  Address

-------------------------------------    ---------------------------------------
City           State       Zip Code      City             State         Zip Code

-------------------------------------    ---------------------------------------
Telephone                                Telephone

                                    EXHIBIT A
                            CONFIDENTIALITY AGREEMENT

Effective this _______day of _______________, ______, in consideration of employment with ___________________________________________ (the "Employer"), a
franchisee of The Barbers, Hairstyling for Men & Women, Inc. ("Cost Cutters"), it is hereby agreed that the undersigned employee (the "Employee") will, at all times during the term of his or her employment and thereafter, treat the Operations Manual and any other materials (including, but not limited to, supplier and vendor lists, customer lists, videotapes, films, drawings, diagrams and computer programs) created for or approved for use in the operation of the Cost Cutters Business, and the information contained therein, as secret and confidential and as the sole and absolute property of Cost Cutters, and will use all reasonable means to keep them secret and confidential. The Employee will not:

(a) Communicate, divulge or use for the benefit of himself/herself personally or any other person or entity, any information contained in the Operations Manual or other materials deemed confidential by Cost Cutters.

(b) Copy, duplicate, videotape, photograph, record or otherwise reproduce the Manual or any other materials, in whole or in part. Neither the Manual nor other materials created for or used in the Cost Cutters Business will be borrowed or removed from the Cost Cutters location or business premises without the express written approval of the Employer. The Employee will not make any Cost Cutters materials available to any unauthorized person or entity, or allow them access to the Manual or other materials.

(c) Use any Cost Cutters materials or any information, knowledge, methods or techniques contained or described herein for any purpose other than the performance of his or her duties as a Cost Cutters employee. The Employee will respect the confidentiality of the Manual and all other materials as it relates to concurrent and future employment.

The Employee and the Employer acknowledge and agree: (1) that Cost Cutters is a third-party beneficiary of the rights and obligations set forth in this Agreement; (2) that Cost Cutters will suffer irreparable harm in the event of any breach or violation of this Agreement; (3) that Cost Cutters shall have the right to enforce the provisions of this Agreement in its own name in the event of any breach or violation, or threatened breach or violation, of this Agreement; and (4) that Cost Cutters shall have the right to obtain specific performance, temporary restraining orders, preliminary injunctions, injunctions and other equitable relief to the extent reasonably necessary to protect its interests in the ownership and confidentiality of the Manual or any other confidential information from any court of competent jurisdiction or Arbitrator, subject to and in accordance with the confidentiality and enforcement provisions of the Franchise Agreement between the Employer and Cost Cutters.

The undersigned Employer and Employee understand and accept the obligations set forth herein and agree to be bound by them.

Dated:                     ,           EMPLOYEE:
       -------------------  -----

                                       -----------------------------------------


                                       EMPLOYER:

                                       -----------------------------------------


                                       By
                                          -------------------------------------
                                        Its
                                            -----------------------------------

                                    EXHIBIT B
                        AUTHORIZATION FOR DIRECT PAYMENT

            I hereby authorize The Barbers, Hairstyling for Men & Women, Inc. to initiate DRAFTS, Electronic Funds Transfer (EFT) or Automated Clearing House
(ACH) transactions against my checking/savings account and I instruct the financial institution named below to honor said transactions. This authorization shall remain in force until revocation in writing is received by you.


                                       -----------------------------------------
                                           Name of Franchisee (please print)

                                       -----------------------------------------
                                         Cost Cutters store location & number*

                                       -----------------------------------------
                                                Signature of Franchisee

---------------------------
          Date


--------------------------------------------------------------------------------
               Name of Financial Institution


--------------------------------------------------------------------------------
               Street Address


--------------------------------------------------------------------------------
               City/State/Zip Code


Account Number:                                    Checking         Savings
                ----------------------------               -----           -----

                            STAPLE VOIDED CHECK HERE:









           * please submit one form per store. Make additional copies of this form if necessary.

                                    EXHIBIT C
                    LANDLORD'S CONSENT TO ASSIGNMENT OF LEASE


___________________________________ (the Landlord) hereby consents to the
Assignment by ___________________________________ (the Franchisee) of its right, title and interest in the premises lease dated ____________________, ______, between the Landlord and the Franchisee, (the Premises Lease), to The Barbers, Hairstyling for Men & Women, Inc. (COST CUTTERS), pursuant to a franchise agreement between COST CUTTERS and the Franchisee dated _______________, ______, (the Franchise Agreement), and as an inducement to COST CUTTERS to enter into the Franchise Agreement with the Franchisee, agrees with COST CUTTERS as follows:

         In the event of default by the Franchisee under the Franchise Agreement, COST CUTTERS or its designee may assume, enforce and perform the obligations of the Premises Lease with the same force and effect as if assumed, enforced and performed by the Franchisee. The Landlord will accept COST CUTTERS' (or its designee's) performance in lieu of performance by the Franchisee in satisfaction of the FRANCHISEE'S future obligations under the Premises Lease.

         The Landlord will not terminate the Premises Lease on account of any default of the Franchisee thereunder without written notice to COST CUTTERS and first providing to COST CUTTERS a reasonable opportunity, but not less than thirty (30) days, to: (i) cause the Franchisee to cure the default; or (ii) declare the Franchisee in default under the Franchise Agreement and exercise its rights under the Assignment of Lease provisions of the Franchise Agreement. In the event COST CUTTERS so elects to exercise its rights under the Assignment, the Landlord agrees not to terminate the Premises Lease so long as COST CUTTERS or its designee agrees, within thirty (30) days from the date COST CUTTERS gives written notice to the Landlord of its election to exercise its rights under this Assignment, to perform the future obligations of the Franchisee under the Premises Lease. However, nothing herein will require COST CUTTERS to cure any default of the Franchisee under the Premises Lease, but only gives it the option to assume the FRANCHISEE'S future rights and obligations under the Premises Lease.

         The Landlord hereby represents and warrants to COST CUTTERS that (i) the Premises Lease is a valid and enforceable agreement, (ii) there has been no prior assignment of the Premises Lease of which the Landlord has notice or is aware, (iii) neither the Landlord nor the Franchisee is in default under the Premises Lease, and (iv) all covenants, conditions and agreements have been performed as required therein except those not due to be performed until after the date hereof.

Dated:                    ,            "LANDLORD"
       ------------------- ----
                                       -----------------------------------------


                                       By
                                          -------------------------------------
                                        Its
                                            -----------------------------------